UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08071

Lazard Retirement Series, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices)           (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code:               (212) 632-6000

Date of fiscal year end:      12/31

Date of reporting period:     6/30/18

ITEM1. REPORTS TO STOCKHOLDERS.

Lazard Retirement Series
Semi-Annual Report
June 30, 2018

US Equity

Lazard Retirement US Strategic Equity Portfolio

Lazard Retirement US Small-Mid Cap Equity Portfolio

International Equity

Lazard Retirement International Equity Portfolio

Emerging Markets

Lazard Retirement Emerging Markets Equity Portfolio

Asset Allocation

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Lazard Retirement Series, Inc. Table of Contents

2	A Message from Lazard

3	Investment Overviews

8	Performance Overviews

13	Information About Your Portfolio’s Expenses

15	Portfolio Holdings Presented by Sector

16	Portfolios of Investments

16	Lazard Retirement US Strategic Equity Portfolio

18	Lazard Retirement US Small-Mid Cap Equity Portfolio

20	Lazard Retirement International Equity Portfolio

22	Lazard Retirement Emerging Markets Equity Portfolio

24	Lazard Retirement Global Dynamic Multi-Asset Portfolio

35	Notes to Portfolios of Investments

38	Statements of Assets and Liabilities

40	Statements of Operations

42	Statements of Changes in Net Assets

44	Financial Highlights

49	Notes to Financial Statements

61	Board of Directors and Officers Information

64	Other Information

Shares of the Portfolios are currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis.

Please consider a Portfolio’s investment objectives, risks, charges and expenses carefully before investing. For more complete information about Lazard Retirement Series, Inc. (the “Fund”), you may obtain a prospectus or summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or each Portfolio’s summary prospectus carefully before you invest. The prospectus and each Portfolio’s summary prospectus contain the investment objectives, risks, charges, expenses and other information about each Portfolio of the Fund, which are not detailed in this report.

Distributed by Lazard Asset Management Securities LLC.

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Lazard Retirement Series, Inc. A Message from Lazard

Dear Shareholder,

Global equity and debt markets were mixed in the first half of 2018. While US markets gained, most other developed markets pulled back. In June, the Federal Reserve (Fed) raised interest rates for the seventh time since the global financial crisis, which contributed to broad-based US dollar strength and put pressure on emerging markets assets.

In February, the S&P 500® Index recorded its first 10% correction in two years. US equity markets, however, bounced back to end the first half in positive territory, thanks to strong corporate earnings growth and economic data. Fourth quarter 2017 and first quarter 2018 annualized US GDP growth exceeded expectations and the US unemployment rate reached an 18-year low in the second quarter. Accelerating inflation helped lift long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in more than four years.

Political uncertainty has risen in Europe, but our Europe-based teams believe that the euro zone economy appears strong enough to withstand this turbulence. Italy has been the chief source of political concerns, but the populist coalition government has stepped back from some of its controversial proposals and softened its anti-euro rhetoric. Overall, European equity markets declined during the first six months of 2018, giving back some of their 2017 gains.

Emerging markets equity and debt were more volatile during the first half of 2018 and were weighed down by escalating US-China trade tensions, a stronger US dollar, and new, more severe US sanctions on Russia. However, emerging markets equity fundamentals remain strong, with stable-to-higher earnings growth estimates for 2018 and 2019 (as of June). A streak of weakness in emerging markets debt from February through June also appears to have created some attractive valuation opportunities in the asset class.

We remain focused on fundamental stock selection and will continue to seek to identify value opportunities for our Portfolios. We appreciate your confidence in Lazard and feel privileged that you have turned to us for your investment needs.

Sincerely,

Lazard Asset Management LLC

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Lazard Retirement Series, Inc. Investment Overviews

US Equities

The S&P 500 Index rose 2.7% during the six month period. Markets recovered and volatility subsided after the S&P 500 Index recorded its first 10% correction in two years in February, as increased investor comfort around the pace of economic growth and the outlook for US interest rates offset ongoing uncertainty about US trade policy. Economic data and corporate earnings continued to be strong, with fourth quarter 2017 and first quarter 2018 annualized GDP growth figures both exceeding expectations, and the unemployment rate hitting an 18-year low of 3.8% in the second quarter. Accelerating inflation helped boost long-term interest rates, with the 10-year US Treasury yield rising above 3% in April for the first time in over four years, signaling investor confidence in the US economy’s resilience.

International Equities

After a lackluster first quarter, non-US equity performance ended the six month period slightly down in local terms, but returns for US dollar–based investors were significantly lower due to the sharp rise of the US dollar during the latter part of the period. The US dollar’s appreciation was driven by political uncertainty—especially the surprise formation of a populist government in Italy—trade disputes, and evidence that US growth expectations had diverged from the rest of the world. The US economy was boosted by two short-term factors—the corporate tax cut and the depreciating US dollar over the preceding twelve months—which raised expectations for higher US interest rates. This was not unexpected, as indicators, such as the purchasing managers index, had reached elevated, unsustainable levels and, in our view, were likely to move down in the short term. The recent strength of the US dollar is based on the temporary trends explained above, and is not, in our view, a structural realignment.

The dollar’s strength had a significant impact on non-US equity returns. In local terms, the MSCI EAFE® Index fell 0.96% in the period, but fell 2.75% for US dollar-based investors. The sell-off in emerging markets equities was relatively modest in local currency terms, with the MSCI Emerging Markets® Index down 2.82%. For US-dollar investors, however, losses were amplified to 6.66%.This performance was historically consistent, as US dollar strength has typically had an inverse relationship with emerging markets equity performance. The fundamental trends of the companies themselves, however, remained mostly unchanged.

Some individual emerging markets countries came under particular pressure in the six month period because they must pay off US dollar–denominated debt or finance large current account deficits. Turkish equities, for example, declined because of Turkey’s structural current account deficit and rising inflation, and investor concerns about increasingly autocratic Turkish President Recep Tayyip Erdogan. Another significant underperformer in emerging markets for the six month period was Brazil. Investors appeared to lose confidence after the government responded to a trucker’s strike in reaction to sharply rising crude oil and diesel prices by introducing fuel price controls. At the same time, candidates with extreme positions gained in polls for the October elections.

Energy stocks led performance in the year-to-date period as oil rose above $70/bbl. Higher oil prices have been supported by consistent demand from accelerating global growth as well as supply disruptions and several years of underinvestment in oil exploration and production. Countries with higher exposure to energy and commodities, such as Canada and Australia, outperformed (in local currencies) in this environment. Elsewhere, growth stocks continued to outperform value stocks during the period. This performance reflects the current stage of the economic cycle, where growth has continued but has become weaker. Investors in this environment typically bid up any companies that offer any growth, leading to outperformance over value.

Emerging Markets Equities

Emerging markets experienced a volatile period in the first half of 2018 driven by several political and macroeconomic factors. This included a classic “January effect,” a very strong initial market move, which was followed by consolidation in February, caused by investor concerns over the possibility of higher global inflation. The remaining months of the period were dominated by escalating trade tensions, a significantly stronger US dollar, which resulted in weak

Semi-Annual Report  3

emerging markets currencies and new, more severe sanctions on Russian companies and individuals, which caused marked volatility in Russia. The MSCI Emerging Markets Index fell by 6.7% during the first half of the year, as measured in US dollar terms, with equities in Asia performing better than those in Eastern Europe. Shares in Latin America, most affected by weak currencies, performed considerably worse than both regions. One unusual feature of the period was the strength of oil prices, a characteristic that rarely occurs in tandem with a strong US dollar.

Although Latin American stocks performed particularly well in the first quarter, they fell sharply in the subsequent three months. The US dollar strengthened markedly due mostly to recent tax changes, as expectations of US economic growth accelerated, and as consensus anticipated modestly decelerating growth elsewhere in other regions. This had a negative effect on many currencies but most obviously on the Argentine peso, where the country has a current account deficit and is going through a period of deregulation. The central bank had to raise interest rates by more than 12%, and the country ultimately negotiated a $50 billion standby agreement with the International Monetary Fund. Despite having a current account surplus and considerable currency reserves, the Brazilian real then weakened sharply as its debt was utilized by investors who needed to hedge their Argentine peso exposure. The situation was further magnified when more politically extreme presidential candidates began polling well and by a truckers’ strike in reaction to sharply rising crude oil and diesel prices. This latter factor helped Colombian shares perform well over the six month period. Stocks in Peru also held up well, aided by the resignation of President Pedro Pablo Kuczynski, following a corporate scandal. Although there was no solution to the North American Free Trade Agreement renegotiations, Mexican equities finished the period only modestly lower, as uncertainties fell following the election of populist candidate Andres Manuel Lopez Obrador as president.

Asian markets finished lower over the six month period. Currency weakness hit several markets including China, Indonesia, the Philippines, Thailand, and South Korea, despite an unprecedented meeting between President Trump and North Korean leader Kim Jong Un. By May, the US government’s trade rhetoric was transitioning into real protectionist action with tariff increases on goods as diverse as electronics to aluminum. This was met mostly by retaliation and the G7 meeting in Canada represented an appropriately non-unified discourse between the United States and its major allies.

Shares of companies in Eastern Europe were some-what mixed over the six month period. Turkey President Erdogan’s unwillingness to combat inflation, combined with a Moody’s debt downgrade, pressured Turkey’s currency severely. Despite new President Cyril Ramaphosa, poor economic growth trends in South Africa had a similar effect on the South African rand. Geopolitical issues, such as the poisoning of a former Soviet spy in Great Britain and subsequent sanctions which included new, more restrictive terms, caused marked volatility in Russian share prices and were only mitigated by robust oil prices. Crude oil strength also helped support stock prices in Qatar.

Multi-Asset

Global developed equity markets closed the first six months of the year virtually flat, in US dollar terms. However, this result masked significant volatility—especially when compared to the historically low volatility environment markets experienced in 2017. Equities started the year with a surge that culminated with a sharp correction in early February, with many commentators attributing this move to a spike in US Treasury yields. Developed equity markets lost ground through the first quarter but recovered in the second quarter. In this environment, interest rate-sensitive sectors such as financials and telecom services performed poorly. On the other hand, the information technology sector continued to rally despite already strong returns in 2017. The energy sector also had strong performance as it was bolstered by rising oil prices. For the period, US stocks led among the major developed regions while Europe, the United Kingdom, and Japan had negative returns. Emerging markets shares suffered big losses in the first six months of the year, retreating almost 7% on the back of trade concerns and weakening currencies.

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Global bond markets were negative and volatile during the period. Slightly softer economic data (especially relative to the United States) across Europe and other regions, as well as a spike in Italian bond yields due to local politics, began to cast a shadow on an otherwise healthy economic picture. Investment grade and high yield bonds generally underperformed government bonds due in part to investor risk aversion.

The Fed tightened interest rates in March and June, setting a new 2% upper target for the federal funds rate. The 10-year US Treasury yield briefly broke above the closely watched 3.00% level in mid-April, and again in late-May, and closed the period at 2.86%. The European Central Bank signaled plans to end its bond-buying program but, along with the Bank of Japan and other central banks, it continues to postpone any rate normalization plans.

The US dollar strengthened significantly as it rallied in the second quarter following a generally weakening trend over the last 18 months. In this setting, currency markets were very active, where both major and minor currencies lost ground versus the US dollar. Year to date, among G10 currencies, only the Japanese yen and Norwegian krone gained against the US dollar. In emerging markets currencies, the Colombian peso went higher but some of its emerging markets peers suffered double-digit losses versus the US dollar.

Lazard Retirement US Strategic Equity Portfolio

For the six months ended June 30, 2018, the Lazard Retirement US Strategic Equity Portfolio’s Service Shares posted a total return of 2.85%, as compared with the 2.65% return for the S&P 500 Index.

Stock selection and an overweight position in the information technology sector contributed to performance. Shares of Motorola Solutions rose after quarterly results showed that the company was executing well on its evolution from a hardware company to one focused on providing a public safety platform, driving recurring software and services revenues. Stock selection in the health care sector also helped returns. Shares of Zoetis, a producer of medicine and vaccinations for pets and livestock, rose after the company reported quarterly results above expectations and management issued encouraging guidance for the year, driven by strength in its livestock business.

In contrast, stock selection in the consumer discretionary sector detracted from performance. Shares of Starbucks fell after the company announced plans to close 150 underperforming stores in the US. Stock selection in the telecom services sector also hurt returns. Shares of AT&T fell, along with other high dividend-yielding stocks, amid expectations for higher interest rates, as well as uncertainty surrounding the company’s acquisition of Time Warner. We sold our position in April.

Lazard Retirement US Small-Mid Cap Equity Portfolio

For the six months ended June 30, 2018, the Lazard Retirement US Small-Mid Cap Equity Portfolio’s Service Shares posted a total return of 3.96%, as compared with the 5.46% return for the Russell 2500® Index.

Stock selection in the industrials sector contributed to performance. Shares of FTI Consulting rose after the company reported quarterly earnings above expectations, driven by strong performance across most of its businesses. Stock selection in the health care sector also helped performance. Shares of Evolent Health rose after the company reported strong quarterly results and several new contracts.

In contrast, stock selection in the consumer staples sector detracted from performance. Shares of J.M. Smucker fell after the company announced that it was exploring strategic alternatives for its US baking business. We sold our position in May. Stock selection and an overweight position in the energy sector also hurt returns. Shares of U.S. Silica Holdings fell after the company reported quarterly earnings below expectations, hurt by disappointing price and volume metrics in its oil & gas business.

Lazard Retirement International Equity Portfolio

For the six months ended June 30, 2018, the Lazard Retirement International Equity Portfolio’s Service Shares posted a total return of -2.95%, as compared with the -2.75% return for the MSCI EAFE Index.

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After several quarters of derating, some of the Portfolio’s stocks in the health care sector outperformed. Shire, a UK-based specialty pharmaceuticals company that had negatively impacted our platform over the past year, received a takeout offer from Takeda Pharmaceuticals, based in Japan, which represented more than a 60% premium over the company’s last stock price. Medtronic, the Irish-domiciled global leader in medical devices, rose nearly 7% in the period. The stock had derated to a slight discount to the market, and management reiterated their financial guidance during the period. Stock selection, as well as a higher-than-benchmark weight in the energy sector, was also beneficial as Suncor, a Canadian integrated energy company with assets in the oil sands and refinery markets, rose over 11% during the period. Lastly, stock selection in the industrials sector was also additive to relative returns, driven by strong performance from Ferguson, a British distributor of heating and plumbing products to customers in Europe and the United States. The stock rose more than 13% during the period on results highlighted by improved margins and strong organic growth in the United States.

In contrast, returns were affected by emerging markets exposure, as well as by the continued outperformance of growth versus value. One emerging market stock that negatively impacted performance in the period is Turkcell, the largest mobile and fixed line data provider in Turkey, with 70 million subscribers in nine countries. Macro headwinds hurt the stock as fears regarding the Turkish lira and Turkey’s presidential election resulted in weak currency, equity, and bond markets. We believe the fundamentals of the business remain strong. Another stock that hurt relative performance was Cielo, a leading credit card processor in Brazil where card penetration remains low, thereby allowing for long-term secular growth. The company has been hurt by macro headwinds affecting the Brazilian equity market. Concerns over the 2018 presidential election, along with fears that the Brazilian economic recovery remains lackluster, were amplified by the weakening of the real amidst US dollar strength and the general emerging markets equity selloff. Lastly, British American Tobacco fell 24% during the period, hurting performance within the consumer staples sector. The stock initially declined in February because investors sold high-dividend stocks as long-term interest rates rose. The stock continued to lag in the first quarter because their earnings announcement led to small consensus downgrades and on concerns of structural changes in the tobacco industry.

Lazard Retirement Emerging Markets Equity Portfolio

For the six months ended June 30, 2018, the Lazard Retirement Emerging Markets Equity Portfolio’s Investor Shares posted a total return of -11.97%, while Service Shares posted a total return of -12.08%, as compared with the -6.66% return for the MSCI Emerging Markets Index.

Stock selection in the financials and consumer discretionary sectors and within Brazil detracted from returns. A higher-than-index exposure to Turkey hurt relative performance. Shares of Cielo, a Brazilian credit card processor, fell due to concerns about increased competition and regulatory change. YPF, an Argentine energy company, fell as high inflation and a plunging currency in Argentina led to macroeconomic uncertainty and concerns that the government may institute price controls for gas and diesel. Shares of Banco do Brasil, a Brazilian bank, declined along with the Brazilian market after a protracted strike by Brazilian truck drivers severely halted economic activity, resulting in weakness in the real and in companies exposed to Brazil. Punjab National Bank, an Indian state bank, fell after bank fraud was uncovered. Shares of CCR, a Brazilian toll road operator, declined following allegations that CCR executives overpaid for sponsorship contracts during the 2009-2012 period to fund political campaigns.

In contrast, Tata Consultancy, an Indian information technology services company, benefited from improved sentiment regarding IT spending across the sector and on the back of an announced share buyback program. Lukoil, a Russian energy company, has benefited from the environment of higher oil prices, a weaker ruble, and robust gas demand from China. ENN Energy, a Chinese gas distribution company, continued to benefit from healthy volume growth and the government’s strong push to boost gas consumption. Weichai Power, a Chinese manufacturer of diesel engines for heavy-duty vehicles, announced robust

6  Semi-Annual Report

first quarter results and provided upbeat guidance for the year. Shares of Alrosa, a Russian diamond mining company, gained on the back of improvements in global diamond sales and after the company’s board of directors approved a more generous dividend policy.

Lazard Retirement Global Dynamic Multi-Asset Portfolio

For the six months ended June 30, 2018, the Lazard Retirement Global Dynamic Multi-Asset Portfolio’s Service Shares posted a total return of -0.59%, as compared with the 0.43% return for the MSCI World® Index and -0.46% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Barclays Global Aggregate® Index (the “GDMA Index”).

Performance was helped by the Portfolio’s overweight to equity versus fixed income and stock selection in the energy, financials, and health care sectors. Stock selection in Australia, Canada, and Norway was additive to returns, as was an underweight to bonds in peripheral Europe in the fixed income allocation. Security selection within fixed income, namely posi-

tions in Australia, New Zealand, Canada, and Norway, also contributed to returns. Finally, currency management within fixed income helped performance: underweight exposure to the Canadian dollar, the British pound, and the euro; and overweight exposure to the Australian dollar and New Zealand dollar.

The Portfolio’s performance was hurt by stock selection in the consumer discretionary and utilities sectors as well as stock selection in Germany and the United States. Country allocation within fixed income—underweight exposure to core Europe and Japan; and overweight exposure to Singapore, the United States, Czech Republic, and Hungary—detracted from performance. Term structure positioning within fixed income—an underweight to long maturity Canadian bonds—was detrimental to returns, as was currency management within fixed income: namely, an overweight exposure to the Mexican peso and Swedish krona.

The Portfolio uses currency forwards opportunistically and for hedging purposes. The impact of these instruments was slightly positive over the six month period.

Notes to Investment Overviews:

All Portfolios’ total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or DST Asset Manager Solutions, Inc., the Fund’s transfer and dividend disbursing agent (“DST”); without such waiver/reimbursement of expenses, such Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Past performance is not indicative, or a guarantee, of future results. Returns for a period of less than one year are not annualized.

The performance data of the indices and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. These indices are unmanaged, have no fees or costs and are not available for investment.

The views of the Investment Manager and the securities described in this report are as of June 30, 2018; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in a Portfolio at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of a Portfolio’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein. You should read the Fund’s prospectus or each Portfolio’s summary prospectus for a more detailed discussion of each Portfolio’s investment objectives, strategies, risks and fees.

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Lazard Retirement Series, Inc. Performance Overviews (unaudited)

Lazard Retirement US Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Strategic Equity Portfolio and S&P 500® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Ten Years
Service Shares	12.57%	10.44%	8.27%
S&P 500 Index	14.37%	13.42%	10.17%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”), if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy. The index is unmanaged, has no fees or costs and is not available for investment.

8  Semi-Annual Report

Lazard Retirement US Small-Mid Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement US Small-Mid Cap Equity Portfolio, Russell 2500® Index and Russell 2000/2500 Linked Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Ten Years
Service Shares	13.68%	11.94%	10.26%
Russell 2500 Index	16.24%	12.29%	10.74%
Russell 2000/2500 Linked Index	16.24%	12.29%	10.96%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000® Index. The Russell 3000 Index measures the performance of the largest 3,000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2000® Index for all periods through May 31, 2009 (when the Portfolio’s investment focus was changed from small cap companies to small-mid cap companies) and the Russell 2500 Index for all periods thereafter. The Russell 2000 Index includes approximately 2,000 of the smallest securities in the Russell 3000 Index, representing roughly 10% of the total market capitalization of Russell 3,000 companies. The indices are unmanaged, have no fees or costs and are not available for investment.

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Lazard Retirement International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement International Equity Portfolio and MSCI EAFE® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Ten Years
Service Shares	6.15%	5.41%	3.46%
MSCI EAFE Index	6.84%	6.44%	2.84%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no presentation is made as to its accuracy. The MSCI EAFE Index (Europe, Australasia, Far East) is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

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Lazard Retirement Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Emerging Markets Equity Portfolio and MSCI Emerging Markets® Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Ten Years
Service Shares**	–0.55%	2.24%	1.75%
Investor Shares**	–0.31%	2.49%	2.00%
MSCI Emerging Markets Index	8.20%	5.01%	2.26%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, also exclude one-time adjustments related to reimbursed custodian out-of-pocket expenses (Note 3 in the Notes to Financial Statements), and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices. The index is unmanaged, has no fees or costs and is not available for investment.

**	The performance of Service Shares and Investor Shares may vary, primarily based on the differences in fees borne by shareholders investing in different classes.

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Lazard Retirement Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Service Shares of Lazard Retirement Global Dynamic Multi-Asset Portfolio, MSCI World® Index and GDMA Index*

Average Annual Total Returns*

Periods Ended June 30, 2018

	One Year	Five Years	Since Inception	†
Service Shares	9.10%	7.44%	7.90%
MSCI World Index	11.09%	9.94%	10.28%
GDMA Index	6.20%	5.77%	5.55%

*	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

Performance results do not include adjustments made for financial reporting purposes in accordance with GAAP, if any, and may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of the Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods.

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices. The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% of MSCI World Index and 50% Bloomberg Barclays Global Aggregate® Index and is rebalanced monthly. The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and global Treasury. The indices are unmanaged, have no fees or costs and are not available for investment.

†	The inception date for the Portfolio was April 30, 2012.

12  Semi-Annual Report

Lazard Retirement Series, Inc. Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Service Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from January 1, 2018 through June 30, 2018 and held for the entire period.

Actual Expenses

For each Share class of the Portfolios, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Share class of the Portfolios, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other mutual funds.

Please note that you also bear fees and charges imposed by participating insurance companies at the separate account level, which are described in the separate prospectuses issued by the participating insurance companies. Such charges will have the effect of reducing account value.

Semi-Annual Report  13

Portfolio	Beginning Account Value 1/1/18	Ending Account Value 6/30/18	Expenses Paid During Period* 1/1/18 - 6/30/18	Annualized Expense Ratio During Period 1/1/18 - 6/30/18

US Strategic Equity
Service Shares
Actual	$1,000.00	$1,028.50	$5.03	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01	1.00%

US Small-Mid Cap Equity
Service Shares
Actual	$1,000.00	$1,039.60	$5.82	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	$5.76	1.15%

International Equity
Service Shares
Actual	$1,000.00	$970.50	$5.42	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.29	$5.56	1.11%

Emerging Markets Equity
Service Shares
Actual	$1,000.00	$879.20	$6.29	1.35%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.10	$6.76	1.35%
Investor Shares
Actual	$1,000.00	$880.30	$5.13	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51	1.10%

Global Dynamic Multi-Asset
Service Shares
Actual	$1,000.00	$994.10	$5.19	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.59	$5.26	1.05%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each Share class multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

14  Semi-Annual Report

Lazard Retirement Series, Inc. Portfolio Holdings Presented by Sector June 30, 2018 (unaudited)

Sector*	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio

Consumer Discretionary	10.7%	10.7%	13.0%	8.3%
Consumer Staples	6.5	2.3	9.4	6.7
Energy	7.6	4.1	7.6	8.2
Financials	14.2	18.1	17.6	27.8
Health Care	14.1	8.9	8.7	0.6
Industrials	11.2	18.9	18.9	4.6
Information Technology	28.9	13.1	7.7	24.0
Materials	2.6	8.2	4.9	4.7
Real Estate	1.7	10.5	2.4	—
Telecommunication Services	—	—	4.6	11.0
Utilities	—	2.6	1.4	1.9
Short-Term Investments	2.5	2.6	3.8	2.2
Total Investments	100.0%	100.0%	100.0%	100.0%

Sector*	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Consumer Discretionary	9.9%
Consumer Staples	6.7
Energy	4.2
Financials	15.9
Health Care	9.0
Industrials	11.1
Information Technology	13.5
Materials	3.0
Real Estate	2.9
Telecommunication Services	2.4
Utilities	2.6
Municipal	0.4
Sovereign Debt	12.4
US Government Securities	0.2
US Treasury Securities	3.0
Short-Term Investments	2.8
Total Investments	100.0%

*	Represents percentage of total investments.

Semi-Annual Report  15

Lazard Retirement Series, Inc. Portfolios of Investments June 30, 2018 (unaudited)

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio

Common Stocks | 97.3%

Aerospace & Defense | 2.5%
United Technologies Corp.	1,890	$236,307

Auto Components | 1.2%
Aptiv PLC	1,170	107,207

Banks | 10.5%
Bank of America Corp.	6,300	177,597
Citizens Financial Group, Inc.	5,385	209,477
Commerce Bancshares, Inc.	1,095	70,857
Sterling Bancorp	4,955	116,443
SunTrust Banks, Inc.	3,720	245,594
Wells Fargo & Co.	2,800	155,232
		975,200
Beverages | 6.5%
Molson Coors Brewing Co., Class B	2,670	181,667
The Coca-Cola Co.	9,490	416,231
		597,898
Biotechnology | 1.2%
Biogen, Inc. (*)	230	66,755
Gilead Sciences, Inc.	660	46,755
		113,510
Building Products | 0.4%
Johnson Controls International PLC	1,140	38,133

Capital Markets | 2.3%
Intercontinental Exchange, Inc.	2,910	214,030

Chemicals | 1.0%
Nutrien, Ltd.	960	52,205
Sensient Technologies Corp.	635	45,434
		97,639
Commercial Services & Supplies | 0.6%
Copart, Inc. (*)	950	53,732

Communications Equipment | 6.2%
Cisco Systems, Inc.	8,395	361,237
Motorola Solutions, Inc.	1,210	140,808
Palo Alto Networks, Inc. (*)	335	68,832
		570,877
Description	Shares	Fair Value

Construction Materials | 0.8%
Vulcan Materials Co.	550	$70,983

Electrical Equipment | 2.0%
Eaton Corp. PLC	1,925	143,874
Rockwell Automation, Inc.	250	41,558
		185,432
Energy Equipment & Services | 1.8%
Schlumberger, Ltd.	2,465	165,229

Equity Real Estate Investment Trusts (REITs) | 1.7%
Prologis, Inc.	2,340	153,715

Health Care Equipment & Supplies | 5.0%
Danaher Corp.	1,160	114,469
Medtronic PLC	4,130	353,569
		468,038
Health Care Providers & Services | 1.0%
Humana, Inc.	305	90,777

Hotels, Restaurants & Leisure | 3.2%
McDonald’s Corp.	1,095	171,576
Starbucks Corp.	2,550	124,567
		296,143
Household Durables | 0.8%
Whirlpool Corp.	480	70,190

Industrial Conglomerates | 1.0%
Honeywell International, Inc.	655	94,353

Insurance | 1.3%
Aon PLC	895	122,767

Internet Software & Services | 7.2%
Alphabet, Inc., Class A (*)	411	464,097
Alphabet, Inc., Class C (*)	38	42,395
eBay, Inc. (*)	4,445	161,175
		667,667
IT Services | 4.4%
CoreLogic, Inc. (*)	1,040	53,976
DXC Technology Co.	1,415	114,063
Visa, Inc., Class A	1,295	171,523
Worldpay, Inc., Class A (*)	840	68,695
		408,257

The accompanying notes are an integral part of these financial statements.

16  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement US Strategic Equity Portfolio (concluded)

Machinery | 3.3%
Deere & Co.	570	$79,686
Gates Industrial Corp. PLC	2,890	47,020
Kennametal, Inc.	2,210	79,339
Wabtec Corp.	1,000	98,580
		304,625
Media | 0.8%
The Madison Square Garden Co., Class A (*)	230	71,344

Metals & Mining | 0.8%
Steel Dynamics, Inc.	1,650	75,818

Multiline Retail | 1.1%
Dollar Tree, Inc. (*)	1,205	102,425

Oil, Gas & Consumable Fuels | 5.8%
ConocoPhillips	3,650	254,113
EOG Resources, Inc.	1,485	184,778
Pioneer Natural Resources Co.	540	102,190
		541,081
Pharmaceuticals | 6.8%
Johnson & Johnson	1,695	205,672
Pfizer, Inc.	7,550	273,914
Zoetis, Inc.	1,738	148,060
		627,646
Road & Rail | 1.3%
Norfolk Southern Corp.	810	122,205

Semiconductors & Semiconductor Equipment | 3.3%
Analog Devices, Inc.	1,718	164,791
Skyworks Solutions, Inc.	1,420	137,243
		302,034
Description	Shares	Fair Value

Software | 3.5%
Microsoft Corp.	3,250	$320,482

Specialty Retail | 3.7%
AutoZone, Inc. (*)	120	80,512
Lowe’s Cos., Inc.	2,735	261,384
		341,896
Technology Hardware, Storage & Peripherals | 4.3%
Apple, Inc.	2,139	395,950

Total Common Stocks (Cost $7,571,268)		9,003,590

Short-Term Investments | 2.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $234,296)	234,296	234,296

Total Investments | 99.8% (Cost $7,805,564)		$9,237,886

Cash and Other Assets in Excess of Liabilities | 0.2%		14,557

Net Assets | 100.0%		$9,252,443

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  17

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio

Common Stocks | 96.9%

Air Freight & Logistics | 0.8%
Echo Global Logistics, Inc. (*)	17,300	$506,025

Airlines | 1.2%
Alaska Air Group, Inc.	12,975	783,560

Auto Components | 1.0%
Modine Manufacturing Co. (*)	35,415	646,324

Banks | 13.4%
Bank of the Ozarks, Inc.	17,775	800,586
Cadence BanCorp	33,640	971,187
Comerica, Inc.	12,905	1,173,323
Commerce Bancshares, Inc.	21,171	1,369,975
PacWest Bancorp	18,215	900,185
Sterling Bancorp	51,045	1,199,558
Texas Capital Bancshares, Inc. (*)	11,370	1,040,355
Wintrust Financial Corp.	14,610	1,271,800
		8,726,969
Biotechnology | 1.1%
Cellectis SA ADR (*)	13,995	395,919
Exelixis, Inc. (*)	16,085	346,149
		742,068
Building Products | 1.3%
Armstrong World Industries, Inc. (*)	6,300	398,160
PGT Innovations, Inc. (*)	22,700	473,295
		871,455
Capital Markets | 1.3%
Morningstar, Inc.	6,730	863,122

Chemicals | 5.1%
Ingevity Corp. (*)	9,440	763,319
Innospec, Inc.	13,715	1,049,883
Sensient Technologies Corp.	9,700	694,035
Valvoline, Inc.	38,255	825,160
		3,332,397
Commercial Services & Supplies | 1.3%
Deluxe Corp.	12,665	838,550

Communications Equipment | 1.6%
Ciena Corp. (*)	39,350	1,043,168
Description	Shares	Fair Value

Construction & Engineering | 1.1%
Dycom Industries, Inc. (*)	7,695	$727,254

Construction Materials | 1.2%
Eagle Materials, Inc.	7,725	810,893

Containers & Packaging | 1.8%
Graphic Packaging Holding Co.	80,200	1,163,702

Electric Utilities | 1.5%
PNM Resources, Inc.	25,390	987,671

Electrical Equipment | 5.6%
Atkore International Group, Inc. (*)	49,860	1,035,592
EnerSys	9,290	693,405
Generac Holdings, Inc. (*)	14,005	724,479
Regal Beloit Corp.	14,440	1,181,192
		3,634,668
Electronic Equipment, Instruments & Components | 2.1%
Belden, Inc.	10,705	654,290
FLIR Systems, Inc.	13,530	703,154
		1,357,444
Energy Equipment & Services | 4.1%
NCS Multistage Holdings, Inc. (*)	37,910	550,832
Oceaneering International, Inc.	27,595	702,569
Oil States International, Inc. (*)	26,950	865,095
U.S. Silica Holdings, Inc.	20,590	528,957
		2,647,453
Equity Real Estate Investment Trusts (REITs) | 10.5%
Alexandria Real Estate Equities, Inc.	8,490	1,071,183
Brandywine Realty Trust	60,295	1,017,780
Camden Property Trust	11,740	1,069,866
DCT Industrial Trust, Inc.	17,275	1,152,761
Hudson Pacific Properties, Inc.	23,350	827,290
Invitation Homes, Inc.	35,700	823,242
Kilroy Realty Corp.	11,540	872,886
		6,835,008
Food & Staples Retailing | 1.0%
Sprouts Farmers Market, Inc. (*)	30,855	680,970

Food Products | 1.3%
The Simply Good Foods Co. (*)	57,895	836,004

The accompanying notes are an integral part of these financial statements.

18  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement US Small-Mid Cap Equity Portfolio (concluded)

Health Care Equipment & Supplies | 2.6%
Avanos Medical, Inc. (*)	8,100	$463,725
Lantheus Holdings, Inc. (*)	24,915	362,513
STERIS PLC	8,075	847,956
		1,674,194
Health Care Providers & Services | 0.8%
Molina Healthcare, Inc. (*)	5,175	506,840

Health Care Technology | 1.8%
Cotiviti Holdings, Inc. (*)	15,190	670,335
Evolent Health, Inc., Class A (*)	23,765	500,253
		1,170,588
Hotels, Restaurants & Leisure | 2.0%
Penn National Gaming, Inc. (*)	18,575	623,934
The Cheesecake Factory, Inc.	12,410	683,295
		1,307,229
Household Durables | 2.9%
Leggett & Platt, Inc.	25,005	1,116,223
Whirlpool Corp.	5,450	796,954
		1,913,177
Independent Power & Renewable Electricity Producers | 1.1%
Pattern Energy Group, Inc., Class A	37,990	712,313

Insurance | 3.3%
Arch Capital Group, Ltd. (*)	39,675	1,049,801
Reinsurance Group of America, Inc.	8,215	1,096,538
		2,146,339
Internet Software & Services | 1.5%
j2 Global, Inc.	11,145	965,268

IT Services | 3.2%
CoreLogic, Inc. (*)	21,084	1,094,260
Leidos Holdings, Inc.	16,800	991,200
		2,085,460
Life Sciences Tools & Services | 1.2%
Cambrex Corp. (*)	15,185	794,175

Machinery | 5.6%
Gates Industrial Corp. PLC	63,105	1,026,718
Kennametal, Inc.	26,415	948,299
TriMas Corp. (*)	24,665	725,151
Wabtec Corp.	9,615	947,847
		3,648,015
Description	Shares	Fair Value

Media | 2.9%
Emerald Expositions Events, Inc.	35,750	$736,450
Scholastic Corp.	26,785	1,186,843
		1,923,293
Pharmaceuticals | 1.3%
Catalent, Inc. (*)	21,010	880,109

Professional Services | 1.0%
FTI Consulting, Inc. (*)	10,540	637,459

Semiconductors & Semiconductor Equipment | 2.7%
Cypress Semiconductor Corp.	55,095	858,380
Versum Materials, Inc.	23,665	879,155
		1,737,535
Software | 2.0%
Bottomline Technologies de, Inc. (*)	15,990	796,781
CyberArk Software, Ltd. (*)	8,280	521,309
		1,318,090
Specialty Retail | 1.1%
Floor & Decor Holdings, Inc., Class A (*)	14,505	715,532

Textiles, Apparel & Luxury Goods | 0.7%
Steven Madden, Ltd.	8,520	452,412

Trading Companies & Distributors | 0.9%
DXP Enterprises, Inc. (*)	15,770	602,414

Total Common Stocks (Cost $56,332,267)		63,225,147

Short-Term Investments | 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $1,678,801)	1,678,801	1,678,801

Total Investments | 99.5% (Cost $58,011,068)		$64,903,948

Cash and Other Assets in Excess of Liabilities | 0.5%		294,573

Net Assets | 100.0%		$65,198,521

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  19

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio

Common Stocks | 95.2%

Australia | 2.8%
BHP Billiton PLC	258,401	$5,782,540

Belgium | 1.6%
Anheuser-Busch InBev SA/NV	32,517	3,280,284

Brazil | 1.0%
Cielo SA	479,600	2,044,247

Canada | 4.8%
Canadian National Railway Co.	25,190	2,060,381
National Bank of Canada	66,800	3,207,254
Suncor Energy, Inc.	111,240	4,526,939
		9,794,574
Denmark | 1.3%
Carlsberg A/S, Class B	23,006	2,708,827

Finland | 1.4%
Sampo Oyj, A Shares	57,368	2,797,493

France | 11.0%
Air Liquide SA	15,453	1,940,668
Capgemini SE	24,991	3,354,596
Cie de Saint-Gobain	44,553	1,986,952
Cie Generale des Etablissements Michelin SCA	27,066	3,291,370
Safran SA	30,871	3,744,885
Societe Generale SA	46,679	1,965,551
Valeo SA	38,475	2,100,079
Vinci SA	43,182	4,147,418
		22,531,519
Germany | 4.2%
Fresenius SE & Co. KGaA	36,224	2,908,655
SAP SE	49,484	5,716,738
		8,625,393
India | 0.9%
ICICI Bank, Ltd. Sponsored ADR	232,920	1,870,348

Ireland | 3.5%
Ryanair Holdings PLC Sponsored ADR (*)	26,754	3,056,110
Shire PLC	71,849	4,040,619
		7,096,729
Description	Shares	Fair Value

Israel | 0.0%
Bank Leumi Le-Israel BM	11,989	$71,008

Japan | 17.2%
Daiwa House Industry Co., Ltd.	145,192	4,943,574
Don Quijote Holdings Co., Ltd.	111,300	5,340,050
Isuzu Motors, Ltd.	149,300	1,980,257
Kao Corp.	33,920	2,585,288
KDDI Corp.	95,700	2,616,493
Makita Corp.	89,000	3,981,052
Nexon Co., Ltd. (*)	184,100	2,670,345
Shin-Etsu Chemical Co., Ltd.	25,700	2,279,843
Sony Corp.	44,800	2,298,510
Sumitomo Mitsui Financial Group, Inc.	84,100	3,259,035
United Arrows, Ltd.	5,900	220,034
Yamaha Corp.	58,900	3,055,588
		35,230,069
Luxembourg | 0.8%
Tenaris SA	88,656	1,616,742

Netherlands | 6.4%
ABN AMRO Group NV	50,435	1,305,320
Royal Dutch Shell PLC, A Shares	200,573	6,950,764
Wolters Kluwer NV	88,794	4,998,074
		13,254,158
Norway | 2.8%
Equinor ASA	94,444	2,499,594
Telenor ASA	161,128	3,302,488
		5,802,082
Singapore | 2.1%
DBS Group Holdings, Ltd.	149,460	2,902,167
NetLink NBN Trust	2,457,100	1,335,447
		4,237,614
Spain | 1.4%
Red Electrica Corporacion SA	139,005	2,828,128

Sweden | 3.6%
Assa Abloy AB, Class B	186,912	3,977,883
Epiroc AB, Class A (*)	64,431	676,124
Nordea Bank AB	284,891	2,741,033
		7,395,040
Switzerland | 6.8%
Ferguson PLC	62,363	5,060,381
Julius Baer Group, Ltd.	43,860	2,576,650
Novartis AG	84,049	6,366,253
		14,003,284

The accompanying notes are an integral part of these financial statements.

20  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement International Equity Portfolio (concluded)

Taiwan | 0.9%
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	52,800	$1,930,368

Turkey | 1.1%
Turkcell Iletisim Hizmetleri AS	839,328	2,215,164

United Kingdom | 15.2%
British American Tobacco PLC	88,901	4,489,850
Compass Group PLC	194,072	4,134,552
Diageo PLC	59,206	2,125,241
Howden Joinery Group PLC	263,810	1,865,816
Informa PLC	247,142	2,722,890
Melrose Industries PLC	792,020	2,222,583
Prudential PLC	292,139	6,674,996
RELX PLC	38,921	833,240
RSA Insurance Group PLC	236,762	2,122,470
Unilever PLC	74,224	4,105,847
		31,297,485
United States | 4.4%
Aon PLC	32,475	4,454,596
Medtronic PLC	52,900	4,528,769
		8,983,365
Total Common Stocks (Cost $170,043,409)		195,396,461
Description	Shares	Fair Value

Preferred Stocks | 0.7%

Germany | 0.7%
Volkswagen AG (Cost $2,003,720)	9,353	$1,553,112

Short-Term Investments | 3.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $7,792,028)	7,792,028	7,792,028

Total Investments | 99.7% (Cost $179,839,157)		$204,741,601

Cash and Other Assets in Excess of Liabilities | 0.3%		569,848

Net Assets | 100.0%		$205,311,449

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  21

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio

Common Stocks | 97.9%

Argentina | 1.1%
YPF SA Sponsored ADR	821,734	$11,159,148

Brazil | 8.0%
Ambev SA ADR	2,575,900	11,926,417
Banco do Brasil SA	2,904,766	21,472,372
BB Seguridade Participacoes SA	2,101,700	13,263,906
CCR SA	3,486,400	9,103,365
Cia de Saneamento Basico do Estado de Sao Paulo	912,600	5,483,959
Cielo SA	3,258,984	13,891,096
Petrobras Distribuidora SA	1,372,000	6,474,587
		81,615,702
China | 19.5%
AAC Technologies Holdings, Inc.	743,500	10,404,459
Anhui Conch Cement Co., Ltd., Class H	1,169,500	6,643,370
Baidu, Inc. Sponsored ADR (*)	68,700	16,694,100
China Construction Bank Corp., Class H	50,681,390	46,473,470
China Mobile, Ltd. Sponsored ADR	775,949	34,444,376
China Shenhua Energy Co., Ltd., Class H	3,640,329	8,571,383
CNOOC, Ltd.	6,335,000	10,853,752
ENN Energy Holdings, Ltd.	1,399,000	13,738,808
Hengan International Group Co., Ltd.	914,500	8,745,730
NetEase, Inc. ADR	98,665	24,929,685
Weichai Power Co., Ltd., Class H	13,003,864	17,895,792
		199,394,925
Egypt | 1.0%
Commercial International Bank Egypt SAE GDR (London)	2,032,761	10,048,783
Commercial International Bank Egypt SAE GDR (United States)	144,531	715,430
		10,764,213
Hong Kong | 0.1%
ASM Pacific Technology, Ltd.	106,600	1,338,640

Hungary | 1.7%
OTP Bank Nyrt.	485,168	17,559,380
Description	Shares	Fair Value

India | 9.0%
Axis Bank, Ltd.	2,369,138	$17,648,667
Bajaj Auto, Ltd.	210,031	8,610,148
HCL Technologies, Ltd.	705,262	9,514,428
Hero MotoCorp, Ltd.	308,534	15,632,466
Infosys, Ltd. Sponsored ADR	196,700	3,821,881
Punjab National Bank (*)	4,571,410	5,072,759
Tata Consultancy Services, Ltd.	1,186,986	31,944,064
		92,244,413
Indonesia | 4.8%
PT Astra International Tbk	20,971,700	9,636,661
PT Bank Mandiri (Persero) Tbk	37,441,258	17,794,725
PT Semen Indonesia (Persero) Tbk	10,217,400	5,073,448
PT Telekomunikasi Indonesia (Persero) Tbk Sponsored ADR	618,500	16,087,185
		48,592,019
Malaysia | 0.6%
British American Tobacco Malaysia Berhad	707,100	6,083,707

Mexico | 3.6%
America Movil SAB de CV, Class L Sponsored ADR	1,320,432	21,998,397
Grupo Mexico SAB de CV, Series B	2,596,897	7,373,474
Kimberly-Clark de Mexico SAB de CV, Series A	4,141,762	6,996,695
		36,368,566
Pakistan | 1.5%
Habib Bank, Ltd.	2,671,570	3,660,053
Oil & Gas Development Co., Ltd.	3,007,000	3,852,234
Pakistan Petroleum, Ltd.	4,532,002	8,016,660
		15,528,947
Philippines | 0.6%
PLDT, Inc. Sponsored ADR	272,000	6,359,360

Russia | 10.6%
ALROSA PAO	11,186,274	17,785,471
Gazprom PJSC Sponsored ADR	2,462,570	10,812,571
LUKOIL PJSC Sponsored ADR	261,247	17,830,664
Magnit PJSC Sponsored GDR (London)	479,321	8,611,739
Magnit PJSC Sponsored GDR (United States)	2,884	51,912
Mobile TeleSystems PJSC Sponsored ADR	1,669,220	14,739,212
Sberbank of Russia PJSC	11,087,621	38,389,236
		108,220,805

The accompanying notes are an integral part of these financial statements.

22  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Emerging Markets Equity Portfolio (concluded)

South Africa | 9.7%
Imperial Holdings, Ltd.	741,806	$10,581,601
Life Healthcare Group Holdings, Ltd.	3,716,876	6,737,967
Nedbank Group, Ltd.	550,622	10,009,995
PPC, Ltd. (*)	7,743,992	4,081,800
Sanlam, Ltd.	1,837,285	9,317,978
Shoprite Holdings, Ltd.	1,098,098	17,607,416
Standard Bank Group, Ltd.	849,394	11,832,872
The Bidvest Group, Ltd.	761,606	10,925,128
Vodacom Group, Ltd.	1,180,752	10,547,856
Woolworths Holdings, Ltd.	1,781,958	7,191,932
		98,834,545
South Korea | 15.6%
Coway Co., Ltd.	165,071	12,823,050
Hanwha Life Insurance Co., Ltd.	1,456,114	6,908,188
Hyundai Mobis Co., Ltd.	73,708	14,005,300
KB Financial Group, Inc.	281,905	13,340,807
KT&G Corp.	94,081	9,021,892
Samsung Electronics Co., Ltd.	1,091,450	45,574,539
Shinhan Financial Group Co., Ltd.	558,248	21,608,851
SK Hynix, Inc.	473,662	36,308,059
		159,590,686
Taiwan | 5.0%
Hon Hai Precision Industry Co., Ltd.	4,905,151	13,412,548
Taiwan Semiconductor Manufacturing Co., Ltd.	5,273,642	37,520,121
		50,932,669
Description	Shares	Fair Value

Thailand | 1.3%
Kasikornbank Public Co. Ltd.	976,836	$5,883,124
The Siam Cement Public Co. Ltd. (‡)	570,050	7,119,271
		13,002,395
Turkey | 4.2%
Akbank Turk AS	4,064,274	6,632,128
KOC Holding AS	2,869,436	8,868,434
Tupras Turkiye Petrol Rafinerileri AS	532,150	12,508,043
Turk Telekomunikasyon AS (*)	7,491,295	8,132,105
Turkiye Is Bankasi AS, C Shares	5,314,850	6,575,082
		42,715,792
Total Common Stocks (Cost $966,263,886)		1,000,305,912

Short-Term Investments | 2.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $22,788,405)	22,788,405	22,788,405

Total Investments | 100.1% (Cost $989,052,291)		$1,023,094,317

Liabilities in Excess of Cash and Other Assets | (0.1)%		(1,065,509)

Net Assets | 100.0%		$1,022,028,808

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  23

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio

Common Stocks | 73.9%

Australia | 1.9%
Aristocrat Leisure, Ltd.	22,595	$515,936
BlueScope Steel, Ltd.	31,987	407,732
Cochlear, Ltd.	1,592	236,697
CSL, Ltd.	27,474	3,927,729
Flight Centre Travel Group, Ltd.	5,405	254,472
Investa Office Fund REIT	64,282	248,987
Link Administration Holdings, Ltd.	39,451	214,397
Qantas Airways, Ltd.	149,694	684,511
Regis Resources, Ltd.	65,759	250,418
Sandfire Resources NL	64,804	441,303
Stockland REIT	87,572	258,096
Whitehaven Coal, Ltd.	58,101	249,654
		7,689,932
Austria | 0.2%
Erste Group Bank AG	7,278	303,404
Lenzing AG	2,861	345,236
		648,640
Belgium | 0.3%
Anheuser-Busch InBev SA/NV Sponsored ADR	10,120	1,019,691
Proximus SADP	9,642	217,476
		1,237,167
Canada | 3.6%
Air Canada (*)	11,122	179,776
BRP, Inc.	8,759	422,276
CAE, Inc.	58,333	1,211,646
Canadian National Railway Co.	18,315	1,497,251
Canfor Corp. (*)	17,250	415,160
CGI Group, Inc., Class A (*)	3,939	249,616
CI Financial Corp.	12,122	217,885
Colliers International Group, Inc.	4,967	377,895
Constellation Software, Inc.	573	444,379
National Bank of Canada	30,525	1,465,590
Norbord, Inc.	4,345	178,672
Northland Power, Inc.	11,307	210,977
Parex Resources, Inc. (*)	55,463	1,047,116
Quebecor, Inc., Class B	26,030	533,015
Rogers Communications, Inc., Class B	11,759	558,500
Royal Bank of Canada	10,008	753,578
Suncor Energy, Inc.	47,087	1,916,217
Tamarack Valley Energy, Ltd. (*)	67,732	237,512
Description	Shares	Fair Value

Teck Resources, Ltd., Class B	23,494	$598,497
The Toronto-Dominion Bank	38,518	2,228,968
		14,744,526
Denmark | 0.3%
Danske Bank A/S	22,675	708,705
Dfds A/S	2,438	155,567
H Lundbeck A/S	4,129	289,922
		1,154,194
Faeroe Islands | 0.1%
Bakkafrost P/F	5,353	297,147

Finland | 0.3%
Fortum OYJ	20,905	498,637
Sampo Oyj, A Shares ADR	34,975	847,619
		1,346,256
France | 2.4%
AXA SA	43,100	1,055,917
Engie SA	53,744	822,492
Faurecia SA	3,470	246,927
Hermes International	397	242,647
Ipsen SA	1,494	234,158
Peugeot SA	16,102	367,178
Schneider Electric SE	7,445	619,265
Societe Generale SA	2,526	106,364
Thales SA	1,816	233,809
TOTAL SA	70,128	4,264,578
Ubisoft Entertainment SA ADR (*)	59,915	1,310,041
Veolia Environnement SA	7,439	159,147
		9,662,523
Germany | 1.7%
Allianz SE	3,268	675,294
Continental AG	2,358	538,958
Continental AG Sponsored ADR	21,015	956,813
Covestro AG	16,584	1,478,739
Deutsche Lufthansa AG	46,355	1,114,723
Deutsche Telekom AG	10,929	169,611
Rheinmetall AG	3,753	414,445
RWE AG	6,937	158,109
SAP SE	1,361	157,232
Schaeffler AG (Preference Shares)	36,072	469,063
Siltronic AG	887	126,822
Symrise AG ADR	39,890	872,195
		7,132,004
Hong Kong | 1.3%
AIA Group, Ltd. Sponsored ADR	37,190	1,302,579
CK Asset Holdings, Ltd.	86,804	685,857

The accompanying notes are an integral part of these financial statements.

24  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Hang Seng Bank, Ltd. Sponsored ADR	49,290	$1,237,179
Kerry Properties, Ltd.	54,500	260,378
Swire Pacific, Ltd., Class A	35,500	375,091
Swire Properties, Ltd.	94,000	347,414
The Wharf Holdings, Ltd.	76,000	243,435
Wharf Real Estate Investment Co., Ltd.	25,875	183,745
Wheelock & Co., Ltd.	125,765	874,174
		5,509,852
Ireland | 0.1%
Shire PLC ADR	3,730	629,624

Israel | 0.5%
Bank Leumi Le-Israel BM	61,252	362,783
Israel Discount Bank, Ltd., ADR	27,965	842,026
Israel Discount Bank, Ltd., Class A	132,643	387,948
Nice, Ltd. (*)	2,553	264,968
		1,857,725
Italy | 1.0%
Assicurazioni Generali SpA	9,033	151,253
Enel SpA	337,100	1,867,578
Intesa Sanpaolo SpA	415,472	1,233,899
Poste Italiane SpA	27,228	227,330
Terna SpA	37,694	203,398
UniCredit SpA	18,949	315,151
		3,998,609
Japan | 5.9%
Amano Corp.	10,300	243,252
Central Japan Railway Co.	1,400	290,270
Daicel Corp.	52,333	578,365
Daito Trust Construction Co., Ltd.	1,900	308,776
Daiwa House Industry Co., Ltd. ADR	31,750	1,082,675
Dexerials Corp.	12,400	123,616
East Japan Railway Co.	14,700	1,407,863
Haseko Corp.	31,300	431,930
Japan Post Holdings Co., Ltd.	84,800	928,401
Juki Corp.	7,600	76,387
Kamigumi Co., Ltd.	16,100	333,761
Kao Corp.	2,900	221,030
Kao Corp. ADR	60,350	922,812
KDDI Corp.	20,090	549,272
Keyence Corp.	300	169,196
Kinden Corp.	9,100	148,556
Kobe Bussan Co., Ltd.	2,700	132,997
Marvelous, Inc.	17,800	146,499
Description	Shares	Fair Value

Maxell Holdings, Ltd.	7,100	$119,457
Miraca Holdings, Inc.	5,000	148,869
Mitsubishi UFJ Financial Group, Inc.	258,300	1,465,020
Mitsui Chemicals, Inc.	4,100	108,837
MS&AD Insurance Group Holdings, Inc.	34,246	1,063,732
Nikkiso Co., Ltd.	18,200	184,343
Nishimatsu Construction Co., Ltd.	5,100	146,214
Nissan Motor Co., Ltd.	17,500	170,055
Nitto Denko Corp.	1,700	128,436
Nomura Holdings, Inc.	54,300	262,858
NTT DOCOMO, Inc.	77,882	1,983,552
Okumura Corp.	5,500	179,332
ORIX Corp.	39,800	628,583
Ryohin Keikaku Co., Ltd. ADR	18,665	1,308,043
Seven & I Holdings Co., Ltd.	10,100	440,231
Shikoku Electric Power Co., Inc.	33,300	445,328
Shin-Etsu Chemical Co., Ltd.	2,100	186,291
Sompo Holdings, Inc.	30,396	1,227,953
Start Today Co., Ltd.	4,700	170,154
Subaru Corp.	7,800	226,924
Sumitomo Heavy Industries, Ltd.	4,100	137,957
Sumitomo Mitsui Trust Holdings, Inc.	9,800	388,215
Takeuchi Manufacturing Co., Ltd.	6,600	138,530
Teijin, Ltd.	10,700	196,074
The 77 Bank, Ltd.	8,600	187,430
The Chiba Bank, Ltd.	25,800	181,782
The Chugoku Electric Power Co., Inc.	12,400	160,256
The Dai-ichi Life Insurance Co., Ltd.	44,900	798,649
Tokyo Gas Co., Ltd.	48,400	1,284,338
Tokyu Fudosan Holdings Corp.	23,900	168,242
Topcon Corp.	8,600	147,236
Toyobo Co., Ltd.	12,600	209,507
V Technology Co., Ltd.	800	147,664
Yamaha Corp. Sponsored ADR	19,400	1,021,216
		23,856,966
Malta | 0.1%
Kindred Group PLC	19,388	243,905

Netherlands | 0.9%
Euronext NV	3,313	210,255
Koninklijke Ahold Delhaize NV	15,688	375,322
Royal Dutch Shell PLC, A Shares	33,832	1,172,432
Wolters Kluwer NV	1,737	97,773
Wolters Kluwer NV Sponsored ADR	30,365	1,705,299
		3,561,081

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  25

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

New Zealand | 0.0%
Spark New Zealand, Ltd.	75,228	$189,907

Norway | 1.8%
Aker BP ASA	5,763	212,252
DNO ASA (*)	232,455	427,757
Equinor ASA	167,518	4,433,600
Leroy Seafood Group ASA	63,237	425,991
Marine Harvest ASA	16,665	331,822
Salmar ASA	8,070	338,630
Telenor ASA	54,113	1,109,103
		7,279,155
Portugal | 0.1%
Galp Energia SGPS SA	12,687	241,243

Russia | 0.1%
Evraz PLC	73,582	493,516

Singapore | 0.9%
Best World International, Ltd.	153,100	139,356
City Developments, Ltd.	24,400	196,202
Oversea-Chinese Banking Corp., Ltd.	77,900	663,395
Oversea-Chinese Banking Corp., Ltd. ADR	54,715	935,353
Singapore Airlines, Ltd.	56,100	439,130
Singapore Technologies Engineering, Ltd.	183,800	442,857
UOL Group, Ltd.	105,600	588,972
Venture Corp., Ltd.	12,400	161,610
		3,566,875
Spain | 0.1%
Amadeus IT Group SA	3,147	247,956
Banco Bilbao Vizcaya Argentaria SA	18,940	133,773
Corporacion Financiera Alba SA	1,750	101,643
Mapfre SA	39,803	119,779
		603,151
Sweden | 1.1%
Assa Abloy AB ADR	69,565	733,911
Atlas Copco AB, Class B	7,651	200,089
Axfood AB	27,363	526,116
Boliden AB	14,673	474,802
Electrolux AB, Series B	21,700	493,839
Hexagon AB ADR	16,140	908,521
Nordea Bank AB Sponsored ADR	58,560	558,662
Swedish Orphan Biovitrum AB (*)	10,225	222,845
Volvo AB, Class B	14,843	236,429
		4,355,214
Description	Shares	Fair Value

Switzerland | 1.8%
Adecco Group AG	2,171	$128,259
Georg Fischer AG	283	362,670
Julius Baer Group, Ltd. ADR	56,955	662,386
Novartis AG	27,520	2,084,490
Partners Group Holding AG	1,618	1,186,818
Roche Holding AG	13,936	3,100,972
		7,525,595
United Kingdom | 5.2%
Abcam PLC	14,272	250,948
Admiral Group PLC	14,456	363,616
Anglo American PLC	9,945	220,856
Ashtead Group PLC ADR	10,235	1,240,175
British American Tobacco PLC Sponsored ADR	25,565	1,289,754
Bunzl PLC Sponsored ADR	20,655	632,456
Cineworld Group PLC	220,294	771,951
Coca-Cola European Partners PLC	22,340	907,898
Compass Group PLC	66,289	1,412,235
Compass Group PLC Sponsored ADR	47,112	1,019,975
Crest Nicholson Holdings PLC	20,111	103,361
CVS Group PLC	7,342	109,949
Diageo PLC Sponsored ADR	9,175	1,321,292
Electrocomponents PLC	13,926	139,279
Fiat Chrysler Automobiles NV (*)	8,965	170,657
Hargreaves Lansdown PLC	21,980	571,713
Howden Joinery Group PLC	81,260	574,717
International Consolidated Airlines Group SA	106,540	933,303
Janus Henderson Group PLC	7,333	225,343
Land Securities Group PLC REIT	9,726	122,435
Lloyds Banking Group PLC	172,969	143,897
National Grid PLC	20,992	232,245
Persimmon PLC	22,227	742,831
Prudential PLC ADR	21,020	960,614
RELX NV Sponsored ADR	66,745	1,423,671
Rio Tinto PLC Sponsored ADR	12,080	670,198
Royal Bank of Scotland Group PLC (*)	62,229	210,256
RSA Insurance Group PLC ADR	93,790	858,179
SSE PLC	57,099	1,020,143
SSP Group PLC	22,120	185,014
Taylor Wimpey PLC	117,522	277,409
Unilever PLC Sponsored ADR	29,930	1,654,530
WH Smith PLC	18,488	487,634
		21,248,534

The accompanying notes are an integral part of these financial statements.

26  Semi-Annual Report

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

United States | 42.2%
Accenture PLC, Class A	11,966	$1,957,518
Adobe Systems, Inc. (*)	6,202	1,512,110
Air Lease Corp.	3,500	146,895
Alaska Air Group, Inc.	3,621	218,672
Align Technology, Inc. (*)	1,637	560,083
Ally Financial, Inc.	13,134	345,030
Alphabet, Inc., Class A (*)	1,947	2,198,533
Alphabet, Inc., Class C (*)	98	109,334
Amazon.com, Inc. (*)	439	746,212
Amdocs, Ltd.	4,382	290,045
Ameren Corp.	7,137	434,286
American Express Co.	23,418	2,294,964
Ameriprise Financial, Inc.	2,174	304,099
Amgen, Inc.	2,452	452,615
Anthem, Inc.	6,093	1,450,317
Aon PLC	21,373	2,931,734
Apple, Inc.	23,773	4,400,620
Applied Materials, Inc.	11,461	529,384
Aptiv PLC	3,659	335,274
AT&T, Inc.	4,695	150,756
Atmos Energy Corp.	10,481	944,757
Automatic Data Processing, Inc.	4,039	541,791
Avery Dennison Corp.	13,747	1,403,569
Bank of America Corp.	33,174	935,175
Baxter International, Inc.	2,473	182,606
Best Buy Co., Inc.	4,118	307,120
BGC Partners, Inc., Class A	22,647	256,364
Biogen, Inc. (*)	5,355	1,554,235
Booking Holdings, Inc. (*)	745	1,510,182
BorgWarner, Inc.	5,145	222,058
Box, Inc., Class A (*)	10,123	252,974
Bristol-Myers Squibb Co.	14,745	815,988
Broadridge Financial Solutions, Inc.	7,170	825,267
Carnival Corp.	17,449	1,000,002
Carnival PLC	10,955	626,651
Caterpillar, Inc.	1,724	233,895
CBRE Group, Inc., Class A (*)	13,874	662,345
Celgene Corp. (*)	5,995	476,123
Centene Corp. (*)	3,157	388,974
Church & Dwight Co., Inc.	4,048	215,192
Cigna Corp.	10,373	1,762,891
Cisco Systems, Inc.	23,035	991,196
Citigroup, Inc.	9,592	641,897
Citizens Financial Group, Inc.	7,990	310,811
Colgate-Palmolive Co.	3,550	230,075
Description	Shares	Fair Value

Comcast Corp., Class A	64,196	$2,106,271
Comerica, Inc.	14,265	1,296,974
ConocoPhillips	6,283	437,422
Costco Wholesale Corp.	3,433	717,428
CVS Health Corp.	6,479	416,924
Deckers Outdoor Corp. (*)	4,634	523,132
Delta Air Lines, Inc.	4,279	211,982
Diamondback Energy, Inc.	1,612	212,091
DXC Technology Co.	11,350	914,923
Eastman Chemical Co.	17,733	1,772,591
Eaton Corp. PLC	15,595	1,165,570
eBay, Inc. (*)	19,855	719,942
EchoStar Corp., Class A (*)	2,433	108,025
Edwards Lifesciences Corp. (*)	1,740	253,292
Eli Lilly & Co.	12,572	1,072,769
Encompass Health Corp.	3,549	240,338
Exelon Corp.	4,775	203,415
Express Scripts Holding Co. (*)	6,873	530,664
F5 Networks, Inc. (*)	5,901	1,017,627
Facebook, Inc., Class A (*)	8,734	1,697,191
FactSet Research Systems, Inc.	2,041	404,322
Fifth Third Bancorp	5,506	158,022
Fiserv, Inc. (*)	10,904	807,877
Five Below, Inc. (*)	6,150	600,916
Graco, Inc.	4,982	225,286
HCA Healthcare, Inc.	1,938	198,839
HollyFrontier Corp.	2,827	193,452
Honeywell International, Inc.	17,831	2,568,556
HP, Inc.	9,663	219,253
Humana, Inc.	5,890	1,753,041
Huntsman Corp.	6,502	189,858
IDEXX Laboratories, Inc. (*)	1,991	433,919
Insperity, Inc.	3,456	329,184
Intel Corp.	67,975	3,379,037
Intercontinental Exchange, Inc.	20,485	1,506,672
Intuit, Inc.	4,370	892,813
IPG Photonics Corp. (*)	1,743	384,558
IQVIA Holdings, Inc. (*)	17,282	1,725,089
j2 Global, Inc.	2,671	231,335
Jabil, Inc.	8,315	229,993
Johnson & Johnson	22,917	2,780,749
Jones Lang LaSalle, Inc.	4,316	716,413
JPMorgan Chase & Co.	22,998	2,396,392
Kimberly-Clark Corp.	9,604	1,011,685
Kohl’s Corp.	3,468	252,817
Koppers Holdings, Inc. (*)	3,082	118,195
L Brands, Inc.	3,074	113,369
Lam Research Corp.	1,473	254,608

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  27

Description	Shares	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Lamb Weston Holdings, Inc.	4,124	$282,535
Las Vegas Sands Corp.	5,810	443,652
Lear Corp.	1,630	302,870
Lockheed Martin Corp.	9,328	2,755,771
Lowe’s Cos., Inc.	2,128	203,373
LPL Financial Holdings, Inc.	6,698	438,987
Lululemon Athletica, Inc. (*)	2,022	252,447
Marathon Petroleum Corp.	2,588	181,574
Marsh & McLennan Cos., Inc.	11,502	942,819
MasterCard, Inc., Class A	15,013	2,950,355
Maxim Integrated Products, Inc.	10,227	599,916
McGrath RentCorp	4,214	266,620
Merck & Co., Inc.	6,267	380,407
Micron Technology, Inc. (*)	18,795	985,610
Microsoft Corp.	35,355	3,486,357
Morgan Stanley	4,841	229,463
Motorola Solutions, Inc.	8,540	993,800
NetApp, Inc.	3,394	266,531
Newfield Exploration Co. (*)	18,495	559,474
Newmont Mining Corp.	5,756	217,059
Nordstrom, Inc.	4,769	246,939
Northrop Grumman Corp.	7,345	2,260,056
NVIDIA Corp.	4,087	968,210
NVR, Inc. (*)	59	175,251
Omnicom Group, Inc.	26,749	2,040,146
Oracle Corp.	7,548	332,565
Palo Alto Networks, Inc. (*)	4,661	957,696
Park Hotels & Resorts, Inc. REIT	7,744	237,199
Paychex, Inc.	10,768	735,993
PayPal Holdings, Inc. (*)	2,106	175,367
PBF Energy, Inc.	4,424	185,498
PepsiCo, Inc.	5,757	626,765
Pfizer, Inc.	7,971	289,188
PG&E Corp.	7,137	303,751
Philip Morris International, Inc.	18,355	1,481,983
Pinnacle West Capital Corp.	5,064	407,956
PotlatchDeltic Corp. REIT	3,593	182,704
Prudential Financial, Inc.	3,149	294,463
Radian Group, Inc.	8,422	136,605
Raytheon Co.	4,867	940,207
Red Hat, Inc. (*)	9,058	1,217,123
Regions Financial Corp.	14,460	257,099
Republic Services, Inc.	14,838	1,014,326
Rockwell Automation, Inc.	4,800	797,904
Ross Stores, Inc.	39,446	3,343,048
Royal Caribbean Cruises, Ltd.	6,099	631,856
Description	Shares	Fair Value

Ryman Hospitality Properties, Inc. REIT	12,098	$1,005,949
S&P Global, Inc.	9,427	1,922,071
Sabra Health Care REIT, Inc.	5,812	126,295
Schlumberger, Ltd.	16,285	1,091,584
Seagate Technology PLC	9,365	528,842
Simon Property Group, Inc. REIT	19,162	3,261,181
Snap-on, Inc.	4,980	800,386
Starbucks Corp.	55,132	2,693,198
Sturm Ruger & Co., Inc.	3,973	222,488
Sysco Corp.	35,172	2,401,896
T-Mobile US, Inc. (*)	1,838	109,820
TE Connectivity, Ltd.	2,043	183,993
Teradyne, Inc.	14,210	540,975
Texas Instruments, Inc.	30,197	3,329,219
The Boeing Co.	12,138	4,072,420
The Charles Schwab Corp.	22,615	1,155,626
The Chemours Co.	4,185	185,647
The Coca-Cola Co.	39,620	1,737,733
The Estee Lauder Cos., Inc., Class A	13,541	1,932,165
The Gap, Inc.	6,186	200,365
The Home Depot, Inc.	3,008	586,861
The Procter & Gamble Co.	29,099	2,271,468
The TJX Cos., Inc.	25,670	2,443,271
The Walt Disney Co.	10,584	1,109,309
Thermo Fisher Scientific, Inc.	7,120	1,474,837
U.S. Silica Holdings, Inc.	5,765	148,103
United Continental Holdings, Inc. (*)	4,843	337,702
United Rentals, Inc. (*)	2,450	361,669
United Technologies Corp.	7,305	913,344
UnitedHealth Group, Inc.	11,199	2,747,563
Unum Group	7,910	292,591
USANA Health Sciences, Inc. (*)	2,167	249,855
Varian Medical Systems, Inc. (*)	3,340	379,825
Verizon Communications, Inc.	51,781	2,605,102
Vertex Pharmaceuticals, Inc. (*)	1,153	195,964
Virtu Financial, Inc., Class A	7,308	194,027
Visa, Inc., Class A	23,594	3,125,025
Vistra Energy Corp. (*)	9,114	215,637
Walgreens Boots Alliance, Inc.	8,965	538,034
Waste Management, Inc.	16,330	1,328,282
Welbilt, Inc. (*)	57,660	1,286,395
Worldpay, Inc., Class A (*)	22,255	1,820,014
WW Grainger, Inc.	5,575	1,719,330
Xcel Energy, Inc.	6,040	275,907
Zoetis, Inc.	27,913	2,377,908
		171,834,834
Total Common Stocks (Cost $277,770,951)		300,908,175

The accompanying notes are an integral part of these financial statements.

28  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 6.3%

Australia | 0.3%
Telstra Corp., Ltd., 4.000%, 09/16/22	AUD	900	$684,439
Toyota Finance Australia, Ltd., 4.250%, 05/15/19	AUD	422	316,903
			1,001,342
Belgium | 0.3%
Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	USD	1,030	1,015,587

Canada | 0.3%
The Toronto-Dominion Bank:
2.250%, 11/05/19	USD	665	659,831
2.621%, 12/22/21	CAD	805	610,585
			1,270,416
Denmark | 0.2%
Carlsberg Breweries A/S, 2.500%, 05/28/24	EUR	755	960,636

France | 0.2%
Orange SA, 5.375%, 07/08/19	USD	973	996,659

Germany | 0.2%
BMW Finance NV, 0.875%, 08/16/22	GBP	680	867,743

Mexico | 0.2%
America Movil SAB de CV, 6.450%, 12/05/22	MXN	15,300	706,399

Netherlands | 0.1%
Bank Nederlandse Gemeenten NV, 5.000%, 09/16/20	NZD	647	460,440

New Zealand | 0.2%
Fonterra Cooperative Group, Ltd., 5.500%, 02/26/24	AUD	1,000	816,490
Description	Security Currency	Principal Amount (000)	Fair Value

Spain | 0.2%
Iberdrola International BV, 1.125%, 04/21/26	EUR	600	$692,193

Switzerland | 0.1%
ABB Finance USA, Inc., 3.375%, 04/03/23	USD	545	542,079

United Kingdom | 0.3%
Rolls-Royce PLC, 6.750%, 04/30/19	GBP	822	1,134,505

United States | 3.7%
Amazon.com, Inc., 3.800%, 12/05/24	USD	780	795,492
Apple, Inc.:
2.850%, 02/23/23	USD	162	159,419
3.850%, 05/04/43	USD	940	899,457
Bank of America Corp., 3.499%, 05/17/22 (§)	USD	985	984,414
Caterpillar Financial Services Corp., 2.550%, 11/29/22	USD	1,475	1,424,151
Citigroup, Inc., 3.570% (BBSW 3 Month + 1.550%), 05/04/21 (§)	AUD	1,053	789,777
John Deere Canada Funding, Inc., 2.050%, 09/17/20	CAD	1,205	905,237
John Deere Capital Corp., 2.300%, 09/16/19	USD	390	387,656
Johnson & Johnson, 3.625%, 03/03/37	USD	940	917,932
JPMorgan Chase & Co., 4.500%, 01/24/22	USD	665	687,711
Microsoft Corp., 4.450%, 11/03/45	USD	1,198	1,286,651
Morgan Stanley, 3.625%, 01/20/27	USD	830	798,520
NIKE, Inc., 2.375%, 11/01/26	USD	885	805,265
Starbucks Corp., 3.100%, 03/01/23	USD	480	470,421
The Goldman Sachs Group, Inc.:
5.200%, 12/17/19	NZD	785	548,497
3.625%, 01/22/23	USD	845	839,177

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  29

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

The Home Depot, Inc., 3.750%, 02/15/24	USD	945	$965,076
United Parcel Service, Inc., 2.350%, 05/16/22	USD	480	465,573
Wells Fargo & Co., 3.365% (BBSW 3 Month + 1.320%), 07/27/21 (§)	AUD	855	638,060
Wells Fargo Canada Corp., 3.040%, 01/29/21	CAD	585	448,131
			15,216,617
Total Corporate Bonds (Cost $26,374,907)			25,681,106

Foreign Government Obligations | 11.0%

Australia | 0.6%
Queensland Treasury Corp.:
5.500%, 06/21/21	AUD	1,070	864,155
3.000%, 03/22/24	AUD	1,195	900,300
Western Australian Treasury Corp., 6.000%, 10/16/23	AUD	1,030	889,021
			2,653,476
Bermuda | 0.5%
Government of Bermuda, 4.854%, 02/06/24	USD	1,890	1,939,509

Canada | 2.2%
City of Vancouver, 2.900%, 11/20/25	CAD	415	317,043
Province of British Columbia, 4.700%, 06/18/37	CAD	945	907,190
Province of Ontario:
2.450%, 06/29/22	USD	955	930,992
1.950%, 01/27/23	CAD	1,610	1,198,318
Province of Quebec:
3.500%, 07/29/20	USD	1,625	1,647,783
1.650%, 03/03/22	CAD	540	401,415
3.000%, 09/01/23	CAD	2,400	1,866,127
2.500%, 04/20/26	USD	1,755	1,668,491
			8,937,359
Description	Security Currency	Principal Amount (000)	Fair Value

Cayman Islands | 0.1%
Cayman Islands Government Bonds, 5.950%, 11/24/19	USD	545	$559,988

Chile | 0.6%
Bonos de la Tesoreria de la Republica en pesos, 4.500%, 03/01/26	CLP	610,000	928,688
Republic of Chile, 3.125%, 01/21/26	USD	1,415	1,354,863
			2,283,551
Czech Republic | 0.6%
Czech Republic:
1.770% (PRIBOR 1Year + 0.650%), 04/18/23 (§)	CZK	27,180	1,277,542
2.500%, 08/25/28	CZK	27,750	1,280,118
			2,557,660
France | 0.5%
Government of France, 1.750%, 06/25/39	EUR	1,480	1,874,655

Hungary | 0.4%
Hungary, 6.375%, 03/29/21	USD	646	689,605
Hungary Government Bonds, 3.000%, 10/27/27	HUF	280,800	943,775
			1,633,380
Japan | 0.3%
Japan International Cooperation Agency:
1.875%, 11/13/19	USD	820	808,250
2.125%, 10/20/26	USD	500	458,032
			1,266,282
Mexico | 0.7%
Mexican Bonos, 6.500%, 06/09/22	MXN	41,260	1,991,061
United Mexican States, 6.750%, 02/06/24	GBP	640	1,008,289
			2,999,350
New Zealand | 0.5%
New Zealand Government Bonds:
6.000%, 05/15/21	NZD	1,865	1,387,936
4.500%, 04/15/27	NZD	1,090	791,904
			2,179,840

The accompanying notes are an integral part of these financial statements.

30  Semi-Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Norway | 0.9%
City of Oslo Norway:
4.600%, 06/22/20	NOK	3,000	$390,734
2.600%, 11/12/25	NOK	4,000	499,619
Kommunalbanken AS, 1.375%, 10/26/20 (#)	USD	800	775,224
Oslo Kommune:
3.550%, 02/12/21	NOK	3,000	386,661
3.650%, 11/08/23	NOK	3,000	396,875
2.350%, 09/04/24	NOK	9,000	1,111,304
			3,560,417
Panama | 0.5%
Republic of Panama, 4.000%, 09/22/24	USD	1,870	1,886,363

Poland | 0.7%
Poland Government Bonds:
1.810% (WIBOR 6 Month), 01/25/21 (§)	PLN	3,780	1,015,135
2.500%, 07/25/26	PLN	7,367	1,882,753
			2,897,888
Romania | 0.2%
Romania Government Bonds, 2.875%, 10/28/24	EUR	687	878,495

Singapore | 0.8%
Singapore Government Bonds, 3.000%, 09/01/24	SGD	4,085	3,106,099

Spain | 0.2%
Spain Government Bonds, 1.600%, 04/30/25	EUR	738	908,860

Sweden | 0.2%
Kommuninvest I Sverige AB, 1.500%, 04/23/19 (#)	USD	700	694,335

United Kingdom | 0.5%
United Kingdom Gilt:
1.750%, 09/07/37	GBP	740	980,223
1.500%, 07/22/47	GBP	785	979,243
			1,959,466
Total Foreign Government Obligations (Cost $46,157,227)			44,776,973
Description	Security Currency	Principal Amount (000)	Fair Value

Quasi Government Bonds | 1.3%

Canada | 0.4%
Canada Housing Trust No. 1, 2.400%, 12/15/22	CAD	1,120	$853,812
Export Development Canada, 1.800%, 09/01/22	CAD	1,305	973,432
			1,827,244
Germany | 0.5%
KFW, 1.125%, 12/23/19	GBP	1,415	1,875,085

Mexico | 0.2%
Nacional Financiera SNC, 3.375%, 11/05/20	USD	985	978,843

Singapore | 0.2%
Temasek Financial I, Ltd., 4.300%, 10/25/19	USD	795	809,450

Total Quasi Government Bonds (Cost $5,617,723)			5,490,622

Supranational Bonds | 1.4%
African Development Bank, 2.375%, 09/23/21	USD	955	940,074
Asian Development Bank:
1.875%, 04/12/19	USD	780	776,972
1.000%, 12/15/22	GBP	800	1,047,966
2.125%, 03/19/25	USD	1,200	1,137,183
European Investment Bank, 1.125%, 09/16/21 (#)	CAD	1,285	943,980
International Bank for Reconstruction & Development, 3.500%, 01/22/21	NZD	305	211,863
International Finance Corp., 3.625%, 05/20/20	NZD	845	585,962

Total Supranational Bonds (Cost $5,828,026)			5,644,000

US Government Securities | 0.2%
Federal National Mortgage Association, 2.625%, 09/06/24 (Cost $847,479)	USD	855	840,479

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  31

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

US Municipal Bonds | 0.4%

California | 0.3%
California State Build America Bonds, 7.500%, 04/01/34	USD	940	$1,320,221

Georgia | 0.1%
Georgia State Build America Bonds Series B, 2.380%, 02/01/27	USD	350	327,155

Pennsylvania | 0.0%
Pennsylvania State Build America Bonds Third Series B, 5.850%, 07/15/30	USD	50	52,429

Wisconsin | 0.0%
Wisconsin State Build America Bonds Series D, 5.400%, 05/01/28	USD	175	182,809

Total US Municipal Bonds (Cost $1,968,578)			1,882,614

US Treasury Securities | 3.0%
US Treasury Notes:
1.125%, 03/31/20	USD	990	966,449
1.750%, 05/15/23	USD	2,945	2,812,590
2.125%, 05/15/25	USD	3,100	2,965,949
1.625%, 05/15/26	USD	2,172	1,986,532
3.125%, 11/15/41	USD	3,368	3,456,410

Total US Treasury Securities (Cost $12,370,982)			12,187,930
Description	Shares	Fair Value

Rights | 0.0%

Italy | 0.0%
Intesa Sanpaolo SpA, Expires 07/17/18 (‡) (Cost $0)	452,244	$0

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 1.74% (7 day yield) (Cost $11,220,505)	11,220,505	11,220,505

Total Investments | 100.3% (Cost $388,156,378) (¤)		$408,632,404

Liabilities in Excess of Cash and Other Assets | (0.3)%		(1,370,567)

Net Assets | 100.0%		$407,261,837

The accompanying notes are an integral part of these financial statements.

32  Semi-Annual Report

Lazard Retirement Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at June 30, 2018:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	81,526	USD	60,300	CIT	08/23/18	$43	$—
AUD	190,308	USD	140,000	HSB	08/23/18	861	—
CAD	1,118,331	USD	869,147	HSB	08/23/18	—	17,739
CAD	1,119,396	USD	844,700	HSB	08/23/18	7,518	—
CHF	531,939	USD	538,712	HSB	08/23/18	747	—
EUR	401,044	USD	464,300	CIT	07/19/18	4,576	—
EUR	1,838,322	USD	2,204,400	CIT	07/19/18	—	55,148
EUR	3,151,516	USD	3,916,705	CIT	07/19/18	—	232,147
EUR	492,256	USD	570,000	HSB	07/19/18	5,515	—
EUR	790,301	USD	979,246	HSB	07/19/18	—	55,275
EUR	1,669,939	USD	1,973,000	HSB	07/19/18	—	20,611
EUR	1,996,394	USD	2,359,857	HSB	07/19/18	—	25,798
EUR	10,067,697	USD	12,512,114	HSB	07/19/18	—	741,587
EUR	466,578	USD	553,900	HSB	08/23/18	—	6,991
EUR	3,660,280	USD	4,294,460	HSB	09/28/18	8,029	—
GBP	1,140,521	USD	1,535,700	CIT	08/23/18	—	27,093
GBP	93,688	USD	126,217	HSB	08/23/18	—	2,292
GBP	113,751	USD	153,400	HSB	08/23/18	—	2,938
GBP	285,237	USD	379,744	SSB	09/28/18	—	1,853
JPY	28,285,955	USD	256,800	CIT	07/19/18	—	1,046
JPY	128,595,880	USD	1,161,923	CIT	07/19/18	807	—
JPY	1,121,811,322	USD	10,537,892	CIT	07/19/18	—	394,765
JPY	18,803,697	USD	169,892	HSB	07/19/18	126	—
JPY	44,143,120	USD	400,000	HSB	07/19/18	—	869
JPY	78,159,825	USD	720,300	HSB	07/19/18	—	13,599
JPY	615,018,521	USD	5,776,612	HSB	07/19/18	—	215,774
JPY	49,400,266	USD	447,800	HSB	08/23/18	—	78
JPY	167,035,648	USD	1,529,897	HSB	09/28/18	—	12,020
JPY	66,588,262	USD	609,699	SSB	09/28/18	—	4,602
KRW	1,172,331,485	USD	1,089,527	HSB	09/04/18	—	35,746
NZD	148,509	USD	100,500	CIT	08/23/18	89	—
NZD	454,764	USD	314,492	HSB	08/23/18	—	6,469
SEK	4,990,792	USD	577,296	CIT	08/23/18	—	17,967
SGD	502,583	USD	374,981	CIT	08/23/18	—	5,732
USD	165,039	AUD	219,759	CIT	08/23/18	2,379	—
USD	2,725,571	AUD	3,627,908	HSB	08/23/18	40,289	—
USD	1,451,461	AUD	1,951,859	HSB	09/28/18	6,614	—
USD	1,063,988	AUD	1,416,180	JPM	08/23/18	15,768	—
USD	325,238	AUD	437,148	SSB	09/28/18	1,643	—
USD	707,303	CAD	939,581	CIT	08/23/18	—	8,019
USD	1,900,516	CAD	2,447,770	HSB	08/23/18	36,981	—
USD	4,026,020	CAD	5,180,280	HSB	08/23/18	82,171	—
USD	2,865,748	CAD	3,802,103	HSB	09/28/18	—	30,588
USD	1,398,250	CAD	1,798,494	JPM	08/23/18	29,022	—

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  33

Lazard Retirement Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	342,993	CAD	455,213	SSB	09/28/18	$—	$3,776
USD	897,903	CLP	555,694,358	CIT	08/06/18	47,346	—
USD	388,302	CZK	8,528,246	CIT	08/29/18	3,676	—
USD	878,976	CZK	19,293,000	HSB	08/29/18	8,857	—
USD	1,293,441	CZK	28,407,783	JPM	08/29/18	12,242	—
USD	958,300	EUR	774,703	CIT	07/19/18	52,565	—
USD	939,859	EUR	777,000	HSB	07/19/18	31,439	—
USD	971,200	EUR	805,127	HSB	07/19/18	29,896	—
USD	1,698,172	EUR	1,436,621	HSB	07/19/18	18,564	—
USD	1,006,776	GBP	751,886	CIT	08/23/18	12,230	—
USD	411,398	GBP	286,495	HSB	07/19/18	33,025	—
USD	1,218,126	GBP	904,191	HSB	08/23/18	22,121	—
USD	2,076,750	GBP	1,552,339	HSB	08/23/18	23,417	—
USD	163,363	GBP	121,258	JPM	08/23/18	2,971	—
USD	1,622,376	HKD	12,715,543	SSB	09/28/18	—	666
USD	74,908	HUF	21,210,034	JPM	08/23/18	—	539
USD	103,061	HUF	28,990,427	JPM	08/23/18	—	61
USD	903,046	HUF	243,326,596	JPM	08/23/18	37,505	—
USD	680,816	ILS	2,434,120	HSB	09/28/18	11,382	—
USD	281,500	KRW	315,758,550	HSB	09/04/18	—	2,328
USD	369,101	MXN	7,451,159	CIT	08/23/18	—	3,103
USD	132,060	MXN	2,669,771	HSB	08/23/18	—	1,301
USD	234,891	MXN	4,739,873	HSB	08/23/18	—	1,877
USD	423,700	MXN	8,565,223	HSB	08/23/18	—	4,155
USD	826,900	MXN	16,801,781	HSB	08/23/18	—	12,391
USD	388,066	MXN	7,844,008	JPM	08/23/18	—	3,762
USD	916,804	NOK	7,376,503	CIT	08/23/18	9,264	—
USD	253,199	NOK	2,054,011	HSB	08/23/18	492	—
USD	1,681,267	NOK	13,518,985	HSB	08/23/18	18,011	—
USD	2,827,915	NOK	22,793,221	HSB	09/28/18	19,618	—
USD	2,908,171	NZD	4,205,294	HSB	08/23/18	59,816	—
USD	576,206	NZD	833,046	JPM	08/23/18	11,962	—
USD	270,598	PLN	994,387	HSB	08/23/18	4,922	—
USD	2,009,914	PLN	7,329,010	HSB	08/23/18	51,780	—
USD	557,911	PLN	2,035,365	JPM	08/23/18	14,111	—
USD	189,591	SEK	1,639,038	CIT	08/23/18	5,901	—
USD	708,107	SEK	6,208,094	HSB	09/28/18	10,381	—
USD	3,644,211	SGD	4,884,299	CIT	08/23/18	55,710	—
USD	1,192,917	SGD	1,616,677	HSB	09/28/18	4,149	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$856,531	$1,970,705

The accompanying notes are an integral part of these financial statements.

34  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Portfolios of Investments June 30, 2018 (unaudited)

(*)	Non-income producing security.

(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy — see Note 8 in the Notes to Financial Statements.

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2018.

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At June 30, 2018, the percentage of net assets for the following Portfolio was as follows:

Portfolio	Percentage of Net Assets

Global Dynamic Multi-Asset	0.6%

(¤)	The Portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
BBSW	—	Bank Bill Swap Reference Rate
GDR	—	Global Depositary Receipt
PJSC	—	Public Joint Stock Company
PRIBOR	—	Prague Interbank Offered Rate
REIT	—	Real Estate Investment Trust
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:

AUD	—	Australian Dollar	JPY	—	Japanese Yen
CAD	—	Canadian Dollar	KRW	—	South Korean Won
CHF	—	Swiss Franc	MXN	—	Mexican New Peso
CLP	—	Chilean Peso	NOK	—	Norwegian Krone
CZK	—	Czech Koruna	NZD	—	New Zealand Dollar
EUR	—	Euro	PLN	—	Polish Zloty
GBP	—	British Pound Sterling	SEK	—	Swedish Krone
HKD	—	Hong Kong Dollar	SGD	—	Singapore Dollar
HUF	—	Hungarian Forint	USD	—	United States Dollar
ILS	—	Israeli Shekel

Counterparty Abbreviations:

CIT	—	Citibank NA
HSB	—	HSBC Bank USA NA
JPM	—	JPMorgan Chase Bank NA
SSB	—	State Street Bank and Trust Co.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  35

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Aerospace & Defense	1.8%	—%	3.4%
Air Freight & Logistics	—	—	0.1
Airlines	1.5	—	1.0
Auto Components	2.6	1.4	0.8
Automobiles	1.7	3.3	0.5
Banks	8.4	24.9	7.0
Beverages	3.9	1.2	1.9
Biotechnology	2.0	—	1.9
Building Products	2.9	—	0.2
Capital Markets	1.3	—	3.1
Chemicals	2.1	—	1.6
Commercial Services & Suppliers	—	—	0.6
Communications Equipment	—	—	1.0
Construction & Engineering	2.0	—	0.1
Construction Materials	—	2.2	—
Consumer Finance	—	—	1.0
Containers & Packaging	—	—	0.3
Distributors	—	1.0	—
Diversified Financial Services	—	—	0.7
Diversified Telecommunication Services	2.3	2.4	1.5
Electric Utilities	1.4	—	1.5
Electrical Equipment	1.1	—	0.6
Electronic Equipment, Instruments & Components	—	2.3	0.7
Energy Equipment & Services	0.8	—	0.3
Equity Real Estate Investment Trusts (REITs)	—	—	1.3
Food & Staples Retailing	—	2.6	1.3
Food Products	—	—	0.6
Gas Utilities	—	1.3	0.6
Health Care Equipment & Supplies	2.2	—	0.6
Health Care Providers & Services	1.4	0.7	2.4
Hotels, Restaurants & Leisure	2.0	—	2.3
Household Durables	1.1	1.3	0.8
Household Products	—	0.7	0.9
Independent Power & Renewable Electricity Producers	—	—	0.1
Industrial Conglomerates	—	1.9	0.7
Insurance	7.8	2.9	3.7
Internet & Catalog Retail	—	—	0.8
Internet Software & Services	—	4.1	1.3
IT Services	2.6	5.8	3.7
Leisure Products	1.5	—	0.4
Life Sciences Tools & Services	—	—	0.8
Machinery	2.3	1.7	1.2
Media	1.3	—	1.6
Metals & Mining	2.8	2.5	0.9

The accompanying notes are an integral part of these financial statements.

36  Semi-Annual Report

Industry†	Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

Multiline Retail	2.6%	0.7%	0.4%
Multi-Utilities	—	—	0.4
Oil, Gas & Consumable Fuels	6.8	8.2	3.9
Paper & Forest Products	—	—	0.2
Personal Products	3.3	0.9	1.3
Pharmaceuticals	3.1	—	3.5
Professional Services	2.8	—	0.9
Real Estate Management & Development	2.4	—	1.7
Road & Rail	1.0	—	0.8
Semiconductors & Semiconductor Equipment	0.9	7.3	2.6
Software	4.1	—	2.7
Specialty Retail	0.1	0.6	2.3
Technology Hardware, Storage & Peripherals	—	4.5	1.6
Textiles, Apparel & Luxury Goods	—	—	0.5
Tobacco	2.2	1.5	0.7
Trading Companies & Distributors	3.4	—	1.1
Transportation Infrastructure	—	0.9	0.1
Water Utilities	—	0.5	—
Wireless Telecommunication Services	2.4	8.6	1.0
Subtotal	95.9	97.9	81.5
Foreign Government Obligations	—	—	11.0
Supranational Bonds	—	—	1.4
US Government Securities	—	—	0.2
US Municipal Bonds	—	—	0.4
US Treasury Securities	—	—	3.0
Short-Term Investments	3.8	2.2	2.8
Total Investments	99.7%	100.1%	100.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  37

Lazard Retirement Series, Inc. Statements of Assets and Liabilities (unaudited)

June 30, 2018	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

ASSETS
Investments in securities, at fair value	$9,237,886	$64,903,948
Foreign currency, at fair value	—	—
Receivables for:
Dividends and interest	7,802	80,088
Investments sold	45,344	177,829
Capital stock sold	48,105	168,697
Amount due from Investment Manager (Note 3)	2,590	—
Gross unrealized appreciation on forward currency contracts	—	—
Prepaid expenses	3,353	—
Total assets	9,345,080	65,330,562

LIABILITIES
Due to custodian	—	—
Payables for:
Management fees	—	38,339
Accrued custodian fees	23,748	28,363
Accrued distribution fees	1,941	13,509
Accrued professional services	20,488	21,022
Foreign capital gains taxes	—	—
Investments purchased	—	—
Capital stock redeemed	43,164	23,914
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	3,296	6,894
Total liabilities	92,637	132,041
Net assets	$9,252,443	$65,198,521

NET ASSETS
Paid in capital	$6,994,714	$50,515,315
Undistributed (Distributions in excess of) net investment income (loss)	45,491	38,900
Accumulated net realized gain (loss)	779,916	7,751,426
Net unrealized appreciation (depreciation) on:
Investments	1,432,322	6,892,880
Foreign currency translations	—	—
Forward currency contracts	—	—
Net assets	$9,252,443	$65,198,521

Service Shares
Net assets	$9,252,443	$65,198,521
Shares of capital stock outstanding*	692,531	7,530,220
Net asset value, offering and redemption price per share	$13.36	$8.66

Investor Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$7,805,564	$58,011,068
Cost of foreign currency	$—	$—
* $0.001 par value, 2,450,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

38  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$204,741,601	$1,023,094,317	$408,632,404
446,708	1,284,371	77,004

1,373,993	5,542,009	1,327,946
648,462	1,117,830	3,720,761
280,153	831,568	464,990
—	—	—
—	—	856,531
21,596	—	—
207,512,513	1,031,870,095	415,079,636

302,177	—	—

126,108	865,650	233,852
55,288	453,687	149,306
41,500	173,866	82,956
25,998	42,339	38,470
—	3,675,702	—
1,524,338	2,405,096	5,194,970
108,788	2,098,801	115,015
—	—	1,970,705
16,867	126,146	32,525
2,201,064	9,841,287	7,817,799
$205,311,449	$1,022,028,808	$407,261,837

$171,751,051	$1,003,367,775	$365,035,930
3,053,424	11,297,926	2,791,152
5,612,033	(22,934,314)	20,091,436

24,902,444	30,366,324	20,476,026
(7,503)	(68,903)	(18,533)
—	—	(1,114,174)
$205,311,449	$1,022,028,808	$407,261,837

$205,311,449	$825,147,145	$407,261,837
19,539,420	39,786,386	30,361,074
$10.51	$20.74	$13.41

—	$196,881,663	—
—	9,595,062	—
—	$20.52	—

$179,839,157	$989,052,291	$388,156,378
$446,865	$1,285,583	$77,100

Semi-Annual Report  39

Lazard Retirement Series, Inc. Statements of Operations (unaudited)

For the Six Months Ended June 30, 2018	Lazard Retirement US Strategic Equity Portfolio	Lazard Retirement US Small-Mid Cap Equity Portfolio

Investment Income (Loss)

Income
Dividends	$86,167	$417,609
Interest	—	—
Total investment income*	86,167	417,609

Expenses
Management fees (Note 3)	33,070	243,430
Distribution fees (Service Shares)	11,829	81,143
Custodian fees	14,275	17,182
Professional services	18,385	22,291
Administration fees	592	4,057
Shareholders’ reports	5,677	8,602
Directors’ fees and expenses	2,639	3,580
Shareholders’ services	6,401	6,557
Other	814	1,145
Total gross expenses	93,682	387,987
Management fees waived and expenses reimbursed	(46,365)	(14,727)
Total net expenses	47,317	373,260
Net investment income (loss)	38,850	44,349

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions and Forward Currency Contracts
Net realized gain (loss) on:
Investments**	500,032	4,686,102
Foreign currency transactions	—	—
Forward currency contracts	—	—
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	500,032	4,686,102
Net change in unrealized appreciation (depreciation) on:
Investments†	(257,432)	(2,168,570)
Foreign currency translations	—	—
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(257,432)	(2,168,570)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	242,600	2,517,532
Net increase (decrease) in net assets resulting from operations	$281,450	$2,561,881
* Net of foreign withholding taxes of	$116	$—
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of	$—	$—

The accompanying notes are an integral part of these financial statements.

40  Semi-Annual Report

Lazard Retirement International Equity Portfolio	Lazard Retirement Emerging Markets Equity Portfolio	Lazard Retirement Global Dynamic Multi-Asset Portfolio

$3,907,450	$17,783,495	$3,729,827
—	—	1,139,859
3,907,450	17,783,495	4,869,686

806,922	5,803,476	1,577,096
268,974	1,159,735	492,842
36,337	273,400	92,979
45,955	103,089	51,020
13,449	71,920	24,642
14,190	66,503	23,169
6,045	21,554	8,605
6,550	17,375	6,934
2,922	8,725	3,531
1,201,344	7,525,777	2,280,818
(6,004)	—	(210,880)
1,195,340	7,525,777	2,069,938
2,712,110	10,257,718	2,799,748

6,120,584	31,746,032	18,426,340
(18,048)	(267,665)	32,354
—	—	1,241,052

6,102,536	31,478,367	19,699,746

(14,972,281)	(181,709,372)	(24,229,025)
(22,296)	(62,584)	(28,360)
—	—	(842,827)

(14,994,577)	(181,771,956)	(25,100,212)

(8,892,041)	(150,293,589)	(5,400,466)
$(6,179,931)	$(140,035,871)	$(2,600,718)
$442,287	$2,619,222	$264,151
$—	$7,772	$—
$—	$(3,548,084)	$—

Semi-Annual Report  41

Lazard Retirement Series, Inc. Statements of Changes in Net Assets

	Lazard Retirement US Strategic Equity Portfolio		Lazard Retirement US Small-Mid Cap Equity Portfolio
	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$38,850	$82,899	$44,349	$60,436
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	500,032	1,078,806	4,686,102	7,517,861
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(257,432)	458,571	(2,168,570)	841,214
Net increase (decrease) in net assets resulting from operations	281,450	1,620,276	2,561,881	8,419,511

Distributions to shareholders
From net investment income
Service Shares	—	(149,459)	—	(230,504)
Investor Shares	—	—	—	—
From net realized gains
Service Shares	—	(284,563)	—	(6,156,719)
Net decrease in net assets resulting from distributions	—	(434,022)	—	(6,387,223)

Capital stock transactions
Net proceeds from sales
Service Shares	983,814	1,999,390	3,565,066	9,107,568
Investor Shares	—	—	—	—
Net proceeds from reinvestment of distributions
Service Shares	—	434,022	—	6,387,223
Investor Shares	—	—	—	—
Cost of shares redeemed
Service Shares	(1,843,025)	(4,227,255)	(7,797,000)	(16,136,589)
Investor Shares	—	—	—	—
Net increase (decrease) in net assets from capital stock transactions	(859,211)	(1,793,843)	(4,231,934)	(641,798)
Total increase (decrease) in net assets	(577,761)	(607,589)	(1,670,053)	1,390,490
Net assets at beginning of period	9,830,204	10,437,793	66,868,574	65,478,084
Net assets at end of period*	$9,252,443	$9,830,204	$65,198,521	$66,868,574
* Includes undistributed (distributions in excess of) net investment income (loss) of	$45,491	$6,641	$38,900	$(5,449)

Shares issued and redeemed

Service Shares
Shares outstanding at beginning of period	757,010	906,860	8,031,487	8,090,372
Shares sold	73,959	160,592	421,455	1,102,955
Shares issued to shareholders from reinvestment of distributions	—	33,683	—	790,116
Shares redeemed	(138,438)	(344,125)	(922,722)	(1,951,956)
Net increase (decrease)	(64,479)	(149,850)	(501,267)	(58,885)
Shares outstanding at end of period	692,531	757,010	7,530,220	8,031,487

Investor Shares
Shares outstanding at beginning of period	—	—	—	—
Shares sold	—	—	—	—
Shares issued to shareholders from reinvestment of distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase (decrease)	—	—	—	—
Shares outstanding at end of period	—	—	—	—

The accompanying notes are an integral part of these financial statements.

42  Semi-Annual Report

Lazard Retirement International Equity Portfolio		Lazard Retirement Emerging Markets Equity Portfolio		Lazard Retirement Global Dynamic Multi-Asset Portfolio
Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017	Six Months Ended June 30, 2018 (unaudited)	Year Ended December 31, 2017

$2,712,110	$3,377,495	$10,257,718	$16,629,612	$2,799,748	$4,238,978

6,102,536	81,111,504	31,478,367	27,885,717	19,699,746	18,647,334

(14,994,577)	(23,520,836)	(181,771,956)	228,603,256	(25,100,212)	38,581,654

(6,179,931)	60,968,163	(140,035,871)	273,118,585	(2,600,718)	61,467,966

—	(5,235,528)	—	(15,335,733)	—	—
—	—	—	(4,580,560)	—	—

—	(46,926,172)	—	—	—	(20,127,755)
—	(52,161,700)	—	(19,916,293)	—	(20,127,755)

13,947,186	73,001,825	85,313,263	168,980,904	58,916,852	86,194,773
—	—	19,423,624	46,100,850	—	—

—	52,161,700	—	15,335,733	—	20,127,755
—	—	—	4,580,560	—	—

(23,762,403)	(565,677,666)	(90,368,918)	(325,859,757)	(33,262,052)	(56,741,278)
—	—	(33,532,077)	(48,566,540)	—	—

(9,815,217)	(440,514,141)	(19,164,108)	(139,428,250)	25,654,800	49,581,250
(15,995,148)	(431,707,678)	(159,199,979)	113,774,042	23,054,082	90,921,461
221,306,597	653,014,275	1,181,228,787	1,067,454,745	384,207,755	293,286,294
$205,311,449	$221,306,597	$1,022,028,808	$1,181,228,787	$407,261,837	$384,207,755

$3,053,424	$341,314	$11,297,926	$1,040,208	$2,791,152	$(8,596)

20,441,925	56,443,790	39,964,765	46,868,834	28,474,543	24,807,688
1,279,737	5,964,005	3,651,336	7,889,712	4,333,392	6,565,631

—	4,806,678	—	670,092	—	1,499,459
(2,182,242)	(46,772,548)	(3,829,715)	(15,463,873)	(2,446,861)	(4,398,235)
(902,505)	(36,001,865)	(178,379)	(6,904,069)	1,886,531	3,666,855
19,539,420	20,441,925	39,786,386	39,964,765	30,361,074	28,474,543

—	—	10,240,090	10,098,734	—	—
—	—	817,781	2,190,292	—	—

—	—	—	202,231	—	—
—	—	(1,462,809)	(2,251,167)	—	—
—	—	(645,028)	141,356	—	—
—	—	9,595,062	10,240,090	—	—

Semi-Annual Report  43

Lazard Retirement Series, Inc. Financial Highlights

LAZARD RETIREMENT US STRATEGIC EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$12.99	$11.51	$10.64	$12.15	$12.02	$10.44
Income (Loss) from investment operations:
Net investment income (loss)	0.06	0.13	0.10	0.06	0.09	0.11
Net realized and unrealized gain (loss)	0.31	1.94	0.90	(0.73)	1.68	2.80

Total from investment operations	0.37	2.07	1.00	(0.67)	1.77	2.91
Less distributions from:
Net investment income	—	(0.20)	(0.01)	(0.05)	(0.09)	(0.11)
Net realized gains	—	(0.39)	(0.12)	(0.79)	(1.55)	(1.22)

Total distributions	—	(0.59)	(0.13)	(0.84)	(1.64)	(1.33)

Net asset value, end of period	$13.36	$12.99	$11.51	$10.64	$12.15	$12.02

Total Return (a)	2.85%	18.10%	9.42%	–5.44%	14.71%	28.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,252	$9,830	$10,438	$11,529	$12,391	$8,944
Ratios to average net assets (b):
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Gross expenses	1.98%	2.14%	2.48%	2.31%	2.59%	2.88%
Net investment income (loss)	0.82%	0.84%	0.86%	0.53%	0.79%	0.97%
Portfolio turnover rate	28%	76%	58%	86%	72%	66%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

44  Semi-Annual Report

LAZARD RETIREMENT US SMALL-MID CAP EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$8.33	$8.09	$7.39		$8.18	$8.71	$7.30
Income (Loss) from investment operations:
Net investment income (loss)	0.01	0.01	0.03	^	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.32	1.07	1.09		(0.19)	0.94	2.53

Total from investment operations	0.33	1.08	1.12		(0.21)	0.92	2.50
Less distributions from:
Net investment income	—	(0.03)	—		—	—	—
Net realized gains	—	(0.81)	(0.42)		(0.58)	(1.45)	(1.09)

Total distributions	—	(0.84)	(0.42)		(0.58)	(1.45)	(1.09)

Net asset value, end of period	$8.66	$8.33	$8.09		$7.39	$8.18	$8.71

Total Return (a)	3.96%	13.95%	15.78	%^	–2.38%	11.03%	35.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$65,199	$66,869	$65,478		$59,499	$63,491	$58,923
Ratios to average net assets (b):
Net expenses	1.15%	1.19%	1.25	%^	1.25%	1.25%	1.25%
Gross expenses	1.20%	1.25%	1.32%		1.35%	1.32%	1.35%
Net investment income (loss)	0.14%	0.09%	0.46	%^	–0.22%	–0.20%	–0.33%
Portfolio turnover rate	43%	79%	94%		89%	92%	101%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. The net expenses and net investment income (loss) ratios of the Portfolio would be unchanged as the change to the period custodian fees was offset against the period expense waivers/reimbursements with no impact to net expenses or net investment income (loss).
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

Semi-Annual Report  45

LAZARD RETIREMENT INTERNATIONAL EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$10.83	$11.57	$12.28	$12.50	$13.26	$11.12
Income (Loss) from investment operations:
Net investment income (loss)	0.14	0.31	0.19 ^	0.19	0.21	0.17
Net realized and unrealized gain (loss)	(0.46)	2.24	(0.71)	0.02	(0.76)	2.13

Total from investment operations	(0.32)	2.55	(0.52)	0.21	(0.55)	2.30
Less distributions from:
Net investment income	—	(0.33)	(0.16)	(0.21)	(0.21)	(0.16)
Net realized gains	—	(2.96)	(0.03)	(0.22)	—	—

Total distributions	—	(3.29)	(0.19)	(0.43)	(0.21)	(0.16)

Net asset value, end of period	$10.51	$10.83	$11.57	$12.28	$12.50	$13.26

Total Return (a)	–2.95%*	22.33%	–4.29%^	1.75%	–4.21%	20.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$205,311	$221,307	$653,014	$682,012	$690,324	$689,512
Ratios to average net assets (b):
Net expenses	1.11%	1.11%	1.08%^	1.11%	1.09%	1.10%
Gross expenses	1.12%	1.12%	1.09%	1.11%	1.09%	1.10%
Net investment income (loss)	2.52%	1.11%	1.59%^	1.42%	1.59%	1.41%
Portfolio turnover rate	15%	44%	28%	37%	34%	40%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was no impact on the total return of the Portfolio. There was a 0.01% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
*	The Portfolio received settlement proceeds from a foreign exchange trading class action lawsuit. The proceeds from the settlement represented a realized gain and was recorded in the period received. There was a 0.10% impact on the total return of the Portfolio.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

46  Semi-Annual Report

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$23.59	$18.78	$15.70		$19.96	$21.51	$22.22
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20	0.31	0.23	^	0.27	0.37	0.31
Net realized and unrealized gain (loss)	(3.05)	4.89	3.04		(4.27)	(1.35)	(0.58)

Total from investment operations	(2.85)	5.20	3.27		(4.00)	(0.98)	(0.27)
Less distributions from:
Net investment income	—	(0.39)	(0.19)		(0.21)	(0.37)	(0.31)
Net realized gains	—	—	—		(0.05)	(0.20)	(0.13)

Total distributions	—	(0.39)	(0.19)		(0.26)	(0.57)	(0.44)

Net asset value, end of period	$20.74	$23.59	$18.78		$15.70	$19.96	$21.51

Total Return (b)	–12.08%	27.76%	20.84	%^	–20.05%	–4.64%	–1.24%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$825,147	$942,572	$880,047		$754,835	$859,747	$846,233
Ratios to average net assets (c):
Net expenses	1.35%	1.38%	1.37	%^	1.39%	1.38%	1.38%
Gross expenses	1.35%	1.38%	1.38%		1.39%	1.38%	1.38%
Net investment income (loss)	1.72%	1.45%	1.29	%^	1.43%	1.66%	1.42%
Portfolio turnover rate	8%	10%	12%		9%	12%	14%

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16		12/31/15	12/31/14	12/31/13

Investor Shares
Net asset value, beginning of period	$23.31	$18.56	$15.51		$19.74	$21.28	$21.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.37	0.26	^	0.32	0.42	0.37
Net realized and unrealized gain (loss)	(3.01)	4.83	3.02		(4.25)	(1.34)	(0.59)

Total from investment operations	(2.79)	5.20	3.28		(3.93)	(0.92)	(0.22)
Less distributions from:
Net investment income	—	(0.45)	(0.23)		(0.25)	(0.42)	(0.36)
Net realized gains	—	—	—		(0.05)	(0.20)	(0.13)

Total distributions	—	(0.45)	(0.23)		(0.30)	(0.62)	(0.49)

Net asset value, end of period	$20.52	$23.31	$18.56		$15.51	$19.74	$21.28

Total Return (b)	–11.97%	28.07%	21.18	%^	–19.90%	–4.38%	–1.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$196,882	$238,656	$187,408		$158,018	$229,855	$260,330
Ratios to average net assets (c):
Net expenses	1.10%	1.14%	1.12	%^	1.15%	1.14%	1.14%
Gross expenses	1.10%	1.14%	1.14%		1.15%	1.14%	1.14%
Net investment income (loss)	1.95%	1.74%	1.52	%^	1.71%	1.91%	1.71%
Portfolio turnover rate	8%	10%	12%		9%	12%	14%

†	Unaudited.
^	Refer to Note 3 in the Notes to Financial Statements for discussion of prior period custodian out-of-pocket expenses that were reimbursed to the Portfolio in the period. The amount of the reimbursement was less than $0.005 per share. There was a 0.06% impact on the total return of the Portfolio. There was a 0.02% impact on the net expenses and net investment income (loss) ratios of the Portfolio.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

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LAZARD RETIREMENT GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

	Six Months
Selected data for a share of capital	Ended	Year Ended
stock outstanding throughout each period	6/30/18†	12/31/17	12/31/16	12/31/15	12/31/14	12/31/13

Service Shares
Net asset value, beginning of period	$13.49	$11.82	$11.51	$11.86	$12.30	$10.54
Income (Loss) from investment operations:
Net investment income (loss)	0.09	0.17	0.14	0.13	0.11	0.06
Net realized and unrealized gain (loss)	(0.17)	2.25	0.24	(0.19)	0.23	1.99

Total from investment operations	(0.08)	2.42	0.38	(0.06)	0.34	2.05
Less distributions from:
Net investment income	—	—	(0.03)	—	(0.07)	(0.04)
Net realized gains	—	(0.75)	(0.04)	(0.29)	(0.71)	(0.25)

Total distributions	—	(0.75)	(0.07)	(0.29)	(0.78)	(0.29)

Net asset value, end of period	$13.41	$13.49	$11.82	$11.51	$11.86	$12.30

Total Return (a)	–0.59%	20.53%	3.30%	–0.44%	2.70%	19.49%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$407,262	$384,208	$293,286	$222,666	$176,669	$99,760
Ratios to average net assets (b):
Net expenses	1.05%	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.16%	1.19%	1.25%	1.31%	1.33%	1.70%
Net investment income (loss)	1.42%	1.28%	1.23%	1.18%	1.19%	1.01%
Portfolio turnover rate	57%	104%	105%	114%	105%	62%

†	Unaudited.
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or DST; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance. Returns for a period of less than one year are not annualized.
(b)	Annualized for a period of less than one year.

The accompanying notes are an integral part of these financial statements.

48  Semi-Annual Report

Lazard Retirement Series, Inc. Notes to Financial Statements June 30, 2018 (unaudited)

1. Organization

Lazard Retirement Series, Inc. (the “Fund”) was incorporated in Maryland on February 13, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund, comprised of twenty-three no-load portfolios (each referred to as a “Portfolio”), is currently offered only to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. Portfolio shares may also be offered to certain qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis. Effective January 31, 2006, the Fund designated its existing class of shares as Service Shares and commenced offering Investor Shares. Investor Shares and Service Shares are identical, except as to the services offered to and expenses borne by each class of shares. As of June 30, 2018, only Lazard Retirement Emerging Markets Equity Portfolio had issued Investor Shares. Currently, only the following five Portfolios, each of which is “diversified”, as defined in the 1940 Act, are offered: Lazard Retirement US Strategic Equity Portfolio (“US Strategic Equity Portfolio”), Lazard Retirement US Small-Mid Cap Equity Portfolio (“US Small-Mid Cap Equity Portfolio”), Lazard Retirement International Equity Portfolio (“International Equity Portfolio”), Lazard Retirement Emerging Markets Equity Portfolio (“Emerging Markets Equity Portfolio”), and Lazard Retirement Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset Portfolio”). Each of the other eighteen Portfolios had not commenced operations as of June 30, 2018.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants,

are valued at the last reported sales price (for domestic equity securities) or the closing price (for foreign equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the NASDAQ National Market System (“NASDAQ”), the NASDAQ Official Closing Price. If there is no available closing price for a foreign equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. Trading on Europe, Latin and South America and Far East securities exchanges and in over-the-counter markets ordinarily is completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, European or Far Eastern securities trading generally, or in a particular country or countries, may not take place on all business days in New York and on which the NAV of a Portfolio is calculated.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the

Semi-Annual Report  49

Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when a Portfolio’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when a Portfolio is not open for business, thus affecting the value of the Portfolio’s assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

The effect of using fair value pricing is that the NAV of a Portfolio will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in those countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfo-

50  Semi-Annual Report

lios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, a Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

During the period ended June 30, 2018, the Global Dynamic Multi-Asset Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is to have each Portfolio qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2017, the following Portfolio had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Emerging Markets Equity	$(2,616,173)	$(43,779,077)

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the

Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2017, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

US Strategic Equity	$7,805,564	$1,563,709	$131,387	$1,432,322
US Small-Mid Cap Equity	58,011,068	8,396,375	1,503,495	6,892,880
International Equity	179,839,157	32,625,385	7,722,941	24,902,444
Emerging Markets Equity	989,052,291	192,914,161	158,872,135	34,042,026
Global Dynamic Multi-Asset	388,156,378	32,519,757	13,157,905	19,361,852

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. The Fund files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—Dividends from net investment income, if any, will be declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders; however, to avoid taxation, a second distribution may be required. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Semi-Annual Report  51

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment companies and distributions from real estate investment trusts. The book/tax differences relating to shareholder distributions may result in reclassifications among certain capital accounts.

(f) Allocation of Expenses—Expenses common to the Fund, The Lazard Funds, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Service Shares. The Portfolios’ income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides each Portfolio with investment research, advice and supervision and furnishes continuously an investment program for each Portfolio consistent with its investment objectives and policies, including the purchase, retention and disposition of securities, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of its average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Strategic Equity (a)	0.65%
US Small-Mid Cap Equity	0.75
International Equity	0.75
Emerging Markets Equity	1.00
Global Dynamic Multi-Asset	0.80

(a) From January 1, 2018 to June 26, 2018, percentage was 0.70%.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse the Portfolios until May 1, 2019 if the aggregate direct expenses of the Portfolios, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A) and extraordinary expenses, but including the management fee stated in the Management Agreement between the Investment Manager and the Fund, on behalf of the Portfolios, exceed the percentages of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name on below table hereto, the Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Manage-

52  Semi-Annual Report

ment Agreement, or the Investment Manager will bear, such excess expense.

Portfolio	Service Shares	Investor Shares

US Strategic Equity	1.00%	N/A
US Small-Mid Cap Equity	1.15	N/A
International Equity	1.10	N/A
Emerging Markets Equity (a)	1.50	1.20%
Global Dynamic Multi-Asset	1.05	N/A

(a)	From January 1, 2018 to June 26, 2018, percentages were 1.55% and 1.30%, respectively.

During the period ended June 30, 2018, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Service Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US Strategic Equity	$ 33,070	$13,295
US Small-Mid Cap Equity	14,727	—
International Equity	6,004	—
Global Dynamic Multi-Asset	210,880	—

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street provides the Fund with custody and certain fund administration and accounting services.

In December 2015, State Street announced that it had identified inconsistencies in the way in which clients were invoiced for custody out-of-pocket expenses from 1998 until 2015. The dollar amount difference between what was charged and what should have been charged, plus interest, was recorded as a reimbursement when determined in 2016. Pursuant to the expense limitations described above, certain Portfolios experienced management fee waivers during the year ended December 31, 2016. Accordingly, the reimbursement of out-of-pocket expenses resulted in the reduction in the waiver of management fees for certain Portfolios for the year ended December 31, 2016.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Man-

ager, to serve as the distributor for shares of each Portfolio. The Distributor bears the cost of printing and mailing prospectuses to potential investors and certain expenses in connection with the offering of Portfolio shares.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Service Shares, for distribution and servicing of accounts. The Distributor may make payments to participating insurance companies, certain financial institutions, securities dealers and other industry professionals for providing these services.

DST is the Fund’s transfer and dividend disbursing agent. For its services, DST receives a monthly fee computed on the basis of the number of shareholder accounts it maintains, subject to a minimum fee amount per share class in each Portfolio, and is reimbursed for certain out-of-pocket expenses. DST has agreed to waive the monthly minimum fee for the first six months after a new Portfolio or share class has commenced operations.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Effective January 1, 2018, each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by all of the funds in the Lazard Fund Complex: (1) an annual retainer of $225,000, (2) an additional annual fee of $32,500 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $22,500 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the funds in the Lazard Fund Complex at

Semi-Annual Report  53

a rate of $5,000 per fund with the remainder allocated based upon each fund’s proportionate share of combined net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2018 were as follows:

Portfolio	Purchases	Sales

US Strategic Equity	$2,622,272	$3,323,605
US Small-Mid Cap Equity	27,256,175	31,397,499
International Equity	30,951,601	41,416,522
Emerging Markets Equity	93,040,083	89,237,530
Global Dynamic Multi-Asset	247,067,064	215,470,189

	US Treasury Securities
Portfolio	Purchases	Sales

Global Dynamic Multi-Asset	$8,737,061	$3,675,059

For the period ended June 30, 2018, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Investment Risks

(a) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity.

(b) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(c) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s currency investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. The Investment Manager generally does not intend to actively hedge the Portfolios’ foreign currency exposure.

(d) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of a Portfolio’s investments in these securities to decline. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the

54  Semi-Annual Report

Portfolio may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows. During periods of reduced market liquidity, a Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. An unexpected increase in Portfolio redemption requests, including requests from shareholders who may own a significant percentage of a Portfolio’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk, Portfolio expenses and/or taxable distributions. Economic and other developments can adversely affect debt securities markets.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher-rated securities. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some fixed-income securities may give the issuer the option to call, or redeem, the securities before their maturity. If securities held by a Portfolio are called during a time of declining interest rates (which is typically the case when issuers exercise options to call outstanding securities), the Portfolio may have to reinvest the proceeds in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although such securities will participate in any declines in interest rates as well. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

(e) Derivatives and Hedging Risk—Derivatives transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Over-the-counter swap agreements, forward currency contracts, writing or purchasing over-the-counter options on securities (including options on exchange-traded funds and exchange-traded notes), indexes and currencies and other over-the-counter derivatives transactions are subject to the risk of default by the counterparty and can be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which certain Portfolios may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related index, commodity, interest rate, currency, security or other reference asset. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Purchasing options will reduce returns by the amount of premiums paid for options that are not exercised. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transac-

Semi-Annual Report  55

tions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even when entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

7. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation technique may result in transfers into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of June 30, 2018:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

US Strategic Equity Portfolio
Common Stocks*	$9,003,590	$—	$—	$9,003,590
Short-Term Investments	234,296	—	—	234,296
Total	$9,237,886	$—	$—	$9,237,886

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

US Small-Mid Cap Equity Portfolio
Common Stocks*	$63,225,147	$—	$—	$63,225,147
Short-Term Investments	1,678,801	—	—	1,678,801
Total	$64,903,948	$—	$—	$64,903,948

International Equity Portfolio
Common Stocks*
Australia	$—	$5,782,540	$—	$5,782,540
Belgium	—	3,280,284	—	3,280,284
Brazil	2,044,247	—	—	2,044,247
Canada	9,794,574	—	—	9,794,574
Denmark	—	2,708,827	—	2,708,827
Finland	—	2,797,493	—	2,797,493
France	—	22,531,519	—	22,531,519
Germany	—	8,625,393	—	8,625,393
India	1,870,348	—	—	1,870,348
Ireland	3,056,110	4,040,619	—	7,096,729
Israel	—	71,008	—	71,008
Japan	—	35,230,069	—	35,230,069
Luxembourg	—	1,616,742	—	1,616,742
Netherlands	—	13,254,158	—	13,254,158
Norway	—	5,802,082	—	5,802,082
Singapore	—	4,237,614	—	4,237,614
Spain	—	2,828,128	—	2,828,128
Sweden	676,124	6,718,916	—	7,395,040
Switzerland	—	14,003,284	—	14,003,284
Taiwan	1,930,368	—	—	1,930,368
Turkey	—	2,215,164	—	2,215,164
United Kingdom	—	31,297,485	—	31,297,485
United States	8,983,365	—	—	8,983,365
Preferred Stocks*	—	1,553,112	—	1,553,112
Short-Term Investments	7,792,028	—	—	7,792,028
Total	$36,147,164	$168,594,437	$—	$204,741,601

Emerging Markets Equity Portfolio
Common Stocks*
Argentina	$11,159,148	$—	$—	$11,159,148
Brazil	81,615,702	—	—	81,615,702
China	76,068,161	123,326,764	—	199,394,925
Egypt	715,430	10,048,783	—	10,764,213
Hong Kong	—	1,338,640	—	1,338,640
Hungary	—	17,559,380	—	17,559,380
India	3,821,881	88,422,532	—	92,244,413
Indonesia	16,087,185	32,504,834	—	48,592,019
Malaysia	—	6,083,707	—	6,083,707
Mexico	36,368,566	—	—	36,368,566
Pakistan	—	15,528,947	—	15,528,947
Philippines	6,359,360	—	—	6,359,360
Russia	14,791,124	93,429,681	—	108,220,805
South Africa	—	98,834,545	—	98,834,545
South Korea	—	159,590,686	—	159,590,686
Taiwan	—	50,932,669	—	50,932,669
Thailand	—	13,002,395	—	13,002,395
Turkey	—	42,715,792	—	42,715,792
Short-Term Investments	22,788,405	—	—	22,788,405
Total	$269,774,962	$753,319,355	$—	$1,023,094,317

Semi-Annual Report  57

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2018

Global Dynamic Multi-Asset Portfolio

Assets:
Common Stocks*
Australia	$—	$7,689,932	$—	$7,689,932
Austria	—	648,640	—	648,640
Belgium	1,019,691	217,476	—	1,237,167
Canada	14,744,526	—	—	14,744,526
Denmark	—	1,154,194	—	1,154,194
Faeroe Islands	—	297,147	—	297,147
Finland	847,619	498,637	—	1,346,256
France	1,310,041	8,352,482	—	9,662,523
Germany	1,829,008	5,302,996	—	7,132,004
Hong Kong	2,539,758	2,970,094	—	5,509,852
Ireland	629,624	—	—	629,624
Israel	842,026	1,015,699	—	1,857,725
Italy	—	3,998,609	—	3,998,609
Japan	4,334,746	19,522,220	—	23,856,966
Malta	—	243,905	—	243,905
Netherlands	1,705,299	1,855,782	—	3,561,081
New Zealand	—	189,907	—	189,907
Norway	—	7,279,155	—	7,279,155
Portugal	—	241,243	—	241,243
Russia	—	493,516	—	493,516
Singapore	935,353	2,631,522	—	3,566,875
Spain	—	603,151	—	603,151
Sweden	2,201,094	2,154,120	—	4,355,214
Switzerland	662,386	6,863,209	—	7,525,595
United Kingdom	12,204,085	9,044,449	—	21,248,534
United States	171,208,183	626,651	—	171,834,834
Corporate Bonds*	—	25,681,106	—	25,681,106
Foreign Government Obligations*	—	44,776,973	—	44,776,973
Quasi Government Bonds*	—	5,490,622	—	5,490,622
Supranational Bonds	—	5,644,000	—	5,644,000
US Government Securities	—	840,479	—	840,479
US Municipal Bonds	—	1,882,614	—	1,882,614
US Treasury Securities	—	12,187,930	—	12,187,930
Short-Term Investments	11,220,505	—	—	11,220,505
Other Financial Instruments†
Forward Currency Contracts	—	856,531	—	856,531
Total	$228,233,944	$181,254,991	$—	$409,488,935

Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(1,970,705)	$—	$(1,970,705)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.

†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

58  Semi-Annual Report

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

In connection with the implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (‡) in the Notes to Portfolios of Investments) in the International Equity, Emerging Markets Equity and Global Dynamic Multi-Asset Portfolios can transfer from Level 1 to Level 2 as a result of fair value pricing procedures and would revert to Level 1 when the fair value pricing procedures are no longer used. Accordingly, a significant portion of the Portfolios’ investments are categorized as Level 2 investments. A Portfolio recognizes all transfers between levels as though they were transferred at the beginning of the reporting period.

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 2 to Level 1:

Portfolio	Amount
International Equity	$1,895,218
Emerging Markets Equity	8,977,013

During the period ended June 30, 2018, securities valued at the following amounts were transferred from Level 1 to Level 2:

Portfolio	Amount
Global Dynamic Multi-Asset	$564,903

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2018.

9. Derivative Instruments

The Global Dynamic Multi-Asset Portfolio may use derivative instruments, including forward currency contracts.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

During the period ended June 30, 2018, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$89,700,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2018:

Fair Value

Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$856,531

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$1,970,705

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2018 was:

Amount

Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on forward currency contracts	$1,241,052

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on forward currency contracts	$(842,827)

None of the other Portfolios presented traded in derivative instruments during the period ended June 30, 2018.

As of June 30, 2018, the Global Dynamic Multi-Asset Portfolio held derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Semi-Annual Report  59

The required information for the affected Portfolio is presented in the below table, as of June 30, 2018:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$856,531	$ —	$856,531

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank NA	$194,586	$(194,586)	$—	$—
HSBC Bank USA NA	536,721	(536,721)	—	—
JPMorgan Chase Bank NA	123,581	(4,362)	—	119,219
State Street Bank and Trust Co.	1,643	(1,643)	—	—
Total	$856,531	$(737,312)	$—	$119,219

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,970,705	$ —	$1,970,705

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank NA	$745,020	$(194,586)	$—	$550,434
HSBC Bank USA NA	1,210,426	(536,721)	—	673,705
JPMorgan Chase Bank NA	4,362	(4,362)	—	—
State Street Bank and Trust Co.	10,897	(1,643)	—	9,254
Total	$1,970,705	$(737,312)	$—	$1,233,393

10. Subsequent Events

Management has evaluated subsequent events affecting the Fund through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

60  Semi-Annual Report

Lazard Retirement Series, Inc. Board of Directors and Officers Information (unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors(3):

Franci J. Blassberg (64)	Director	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)
(August 2014)
University of California, Berkeley School of Law, Adjunct Professor (Spring 2017)

Cornell Law School, Adjunct Professor (2013 – 2016)

Kenneth S. Davidson (73)	Director (April 1997)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 – 2014)

Nancy A. Eckl (55)	Director (May 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (47)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)

Columbia Law School, Professor of Law (2008 – 2013)

Richard Reiss, Jr. (74)	Director (April 1997)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Resource America, Inc., a real estate asset management company, Director (2016 – present)

Robert M. Solmson (70)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Semi-Annual Report  61

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(4):

Ashish Bhutani (58)	Director	Investment Manager, Chief Executive Officer (2004 – present)
(July 2005)
Lazard Ltd, Vice Chairman and Director (2010 – present)

Nathan A. Paul (45)	Director (October 2017) Chief Executive Officer and President (February 2017; previously, Vice President and Secretary since April 2002)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present) Investment Manager, General Counsel (2002 – April 2017)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2018, 41 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.

(4)	Messrs. Bhutani and Paul are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

62  Semi-Annual Report

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Mark R. Anderson (48)	Chief Compliance Officer (September 2014), Vice President and Secretary (February 2017)	Managing Director (since February 2017, previously Director), Chief Compliance Officer (since September 2014) and General Counsel (since April 2017) of the Investment Manager

Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 – August 2014)

Christopher Snively (33)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015)
Assurance Manager at PricewaterhouseCoopers LLP (2008 – November 2015)

Stephen St. Clair (59)	Treasurer (May 2003)	Vice President of the Investment Manager

Tamar Goldstein (43)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (36)	Assistant Secretary (November 2015)	Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 – September 2015)

Cesar A. Trelles (43)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.

(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017; previously, Vice President and Secretary since April 2002), whose information is included in the Interested Directors section above.

Semi-Annual Report  63

Lazard Retirement Series, Inc. Other Information (unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the U.S. Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of each Portfolio’s holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at https://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

All Portfolios except Lazard Retirement Equity Franchise Portfolio

At a meeting of the Board held on June 26-27, 2018 the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund, on behalf of the Portfolios, and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive sessions separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 41 active funds comprises approximately $36 billion of the approximately $252 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2018).

The Board considered the various services provided by the Investment Manager including the Investment Manager’s research, portfolio management and trading capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements, as well as regular reporting to, and support of, the Board. The Investment Manager’s representatives stated that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, trading, operations, risk management, technology and legal and compliance infrastructure. The Board also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience; the Fund’s distribution channels and the relationships with various intermediaries; marketing and shareholder servicing activities on behalf of the Portfolios; and Portfolio asset flows and the growth or decline in asset levels. The Board accepted management’s assertion that the Fund benefits from the services and infrastructure provided by the Investment Manager and that such services and infrastructure are greater than those typically provided to a $36 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Board reviewed information prepared by Strategic Insight, an independent provider of investment company data, comparing the fees and expense ratio(s) (each through December 31, 2017) of each Portfolio and performance (through March 31, 2018) of each active Portfolio to those of a group of comparison funds selected by Strategic Insight (each, a “Group”)

64  Semi-Annual Report

and the Portfolio’s broader Morningstar category (each, a “Category”). Strategic Insight’s analyses were for the Service Shares of each Portfolio except for the Emerging Markets Equity Portfolio, which has both Service Shares and Investor Shares outstanding. The Strategic Insight comparisons ranked each Portfolio in a quintile of the Portfolio’s Group and Category (with the first quintile being the most favorable quintile and the fifth quintile being the least favorable). Representatives of the Investment Manager discussed with the Board the methodology used by Strategic Insight in constructing the Groups, noting the limitations of the process and that, as a result, the Investment Manager believed that certain Groups were not comprised of funds the Investment Manager considered to be the most appropriate comparison funds.

Advisory Fees and Expense Ratios. The Board discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (as limited by the Investment Manager (“net”)) for each Portfolio and the comparisons provided by Strategic Insight, which compared the contractual (gross) advisory fee and net expense ratio(s) for each Portfolio to their respective Group and Category medians. The Board considered that the Investment Manager continues to voluntarily enter into expense limitation agreements for all of the Portfolios (pursuant to which the Investment Manager was waiving advisory fees and/or reimbursing expenses for certain Portfolios) and that the Investment Manager proposed to lower the expense limitations for the Emerging Markets Equity Portfolio, as discussed below, as well as the expense limitations for certain inactive Portfolios.

For the inactive Portfolios (all Portfolios other than the Emerging Markets Equity, Global Dynamic Multi-Asset, International Equity, US Small-Mid Cap Equity and US Strategic Equity Portfolios), the Board determined to defer consideration of advisory fees in the Management Agreement (and review of expense ratios) until a Portfolio was to commence operations, at which time additional information regarding advisory fees and expense ratios would be provided and considered. Accordingly, discussion of advisory fees and expense ratios was limited to those of the five active Portfolios. However, notwithstanding deferral of consideration of advisory fees, the advisory fees in the Management Agreement for two inactive Portfolios, the Global Strategic Equity and International Equity Concentrated Portfolios, were each proposed to be lowered 0.10% in connection with the lowering of advisory fees of corresponding similar portfolios that are series of The Lazard Funds, Inc., another open-end management investment company managed by the Investment Manager. In connection with this proposal, the Investment Manager represented that there would be no diminution in services provided pursuant to the Management Agreement.

Except for the Global Dynamic Multi-Asset Portfolio, the gross advisory fee of each active Portfolio ranked in one of the first three quintiles of the Portfolio’s Group, and the expense ratio of each of the Emerging Markets Equity (Investor Shares), International Equity and US Strategic Equity Portfolios ranked in one of the first three quintiles of the Portfolio’s Group (and that, although the expense ratio of the Global Dynamic Multi-Asset Portfolio was in the fourth quintile of the Portfolio’s Group, it was less than a basis point above the Group median). For each of the Emerging Markets Equity (Service Shares), Global Dynamic Multi-Asset and US Small-Mid Cap Equity Portfolios, the Investment Manager representatives discussed the reasons the Investment Manager believes that the Portfolio’s Group was not comprised of the most appropriate funds and presented for the Board’s consideration a supplemental fee and expense ratio comparison with a group of funds (each, a “Supplemental Group”) the Investment Manager believes are more appropriate than those comprising the Portfolio’s Group.

For the Emerging Markets Equity Portfolio (Service Shares), the expense ratio was at the median expense ratio of the funds in the Supplemental Group. In addition, the Investment Manager also proposed to lower the current expense limitation by 0.05% for Service Shares and 0.10% for Investor Shares.

For the Global Dynamic Multi-Asset Portfolio, the Portfolio’s advisory fee was two basis points above the median advisory fee of the funds in the Supplemental

Semi-Annual Report  65

Group, and the Portfolio’s expense ratio was at the median expense ratio of the funds in the Supplemental Group.

For the US Small-Mid Cap Equity Portfolio, the Portfolio’s expense ratio was three basis points above the median expense ratio of the funds in the Supplemental Group.

The Board also considered fees paid to the Investment Manager by funds advised or sub-advised by the Investment Manager utilizing the same investment strategies as the Portfolios, as well as the Investment Manager’s separately managed accounts with similar investment objectives, policies and strategies (for each Portfolio, collectively with such funds, “Similar Accounts”). The Board discussed the fees paid to the Investment Manager by the Portfolios compared to the fees paid to the Investment Manager by Similar Accounts. Representatives of the Investment Manager discussed the nature of the Similar Accounts and the significant differences in services provided by the Investment Manager to the different types of Similar Accounts as compared to the services provided to the Portfolios. The Board considered the relevance of the fee information provided for Similar Accounts, in light of the Investment Manager’s discussion of the significant differences in services provided, to evaluate the fees paid to the Investment Manager by the Portfolios.

Performance. When evaluating the performance of each active Portfolio, the Board considered Strategic Insight’s performance analysis along with other information provided by, and discussions with, the Investment Manager’s representatives. Strategic Insight’s analyses compared each active Portfolio’s performance to that of the funds in the relevant Group and Category over one-, three-, five- and ten-year periods ended March 31, 2018 (as applicable). The Board considered that each of the Global Dynamic Multi-Asset and US Small-Mid Cap Equity Portfolios ranked in one of the top three quintiles of its respective Group for each of these periods and that the performance of each of the Emerging Markets Equity, International Equity and US Strategic Equity Portfolios was in the fourth or fifth quintile of its Group for the three- and/or five-year periods.

For the Emerging Markets Equity Portfolio, the Board noted that the performance of the Portfolio’s Investor Shares was in the first and second quintile of the Group and Category, respectively, for the ten-year period, and was in third quintile of the Group for the three-year period, and that the performance of the Service Shares was in the third quintile of both the Group and Category for the ten-year period.

For the International Equity Portfolio, the Board noted that the performance of the Portfolio was in the third and second quintile of the Group in the five- and ten-year periods, respectively, and was in the third and first quintile of the Category in the one- and ten-year periods, respectively.

For the US Strategic Equity Portfolio, the Board noted that the Portfolio’s one-year performance relative to that of the funds in both the Group and Category (ranking in the fourth quintile) had shown some improvement from the three- and five-year Group and Category performance rankings. The Board also considered that the Investment Manager proposed to reduce the Portfolio’s advisory fee in the Management Agreement by 0.05%, with no diminution in services thereunder.

The Board also received and would continue to receive regular updates on the Investment Manager’s efforts in respect of underperforming Portfolios.

Investment Manager Profitability and Economies of Scale

The Board reviewed information prepared by the Investment Manager for each active Portfolio concerning the estimated profitability percentage of the Management Agreement to the Investment Manager and its affiliates, calculated using the actual revenues received for the calendar year ended December 31, 2017 and the Investment Manager’s cost allocation methodology to compute an estimate of each Portfolio’s costs to the Investment Manager. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Portfolios’ brokerage allocation, commission payments and soft dollar commissions and benefits. The Investment Manager’s representatives stated that neither the Investment

66  Semi-Annual Report

Manager nor its affiliates receive any other significant indirect benefits from the Investment Manager acting as investment manager to the Portfolios. The representatives of the Investment Manager reminded the Board that the Investment Manager is continuing to support distribution relationships through direct payments from its or its affiliates’ own resources to third parties in connection with distribution and shareholder servicing and/or administrative and record-keeping services, and noted that the Fund does not bear any related costs other than the 0.25% 12b-1 fee pursuant to the Distribution and Servicing Plan adopted for the Portfolios’ Service Shares.

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the estimated profitability percentages are not unreasonable in light of the services provided and other factors. The Board (1) considered the Investment Manager’s estimated profitability with respect to each Portfolio as part of their evaluation of the Portfolio’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager (including the nature, extent and quality of such services), and (2) evaluated the profitability in light of the relevant circumstances for each Portfolio (including the size of each Portfolio and the trend in asset growth or decline). Representatives of the Investment Manager and the Board discussed ways economies of scale could be realized and how they could be shared, including the Investment Manager’s reinvestment of profits back into its business, waiving or reducing Portfolio management fees and/or reimbursing expenses, adding discounts to a Portfolio’s management fee schedule as a Portfolio’s assets increase or by instituting management fees at inception that account for future scale. It was noted that, for Portfolios with declining or stable assets or a low level of assets, the potential that the Investment Manager may have realized any economies of scale would be reduced.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, with the assistance of independent legal counsel and in the exercise of its business judgment, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of the significant services and infrastructure associated with an approximately $252 billion global asset management business.

•	For the active Portfolios, the Board concluded that each Portfolio’s fee paid to the Investment Manager was appropriate under the circumstances and in light of the factors and the totality of the services provided (including the lowering of the fee for the US Strategic Equity Portfolio).

•	For the performance of the active Portfolios, the Board generally was satisfied with the overall performance of most of the Portfolios, either because relative performance in the Group and/or Category was satisfactory or because the Board accepted the assertions of the Investment Manager representatives that performance was consistent with the investment approach employed for a Portfolio. For Portfolios that were not performing in accordance with expectations, the Board would continue to monitor performance.

•	The Board recognized that economies of scale may be realized as the assets of the Portfolios increase and determined that they would continue to consider potential material economies of scale.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Manage-

Semi-Annual Report  67

ment Agreement, including information on the investment performance of the Portfolios in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the Portfolios; and compliance reports. The Board also relied on its previous knowledge of the Fund, gained through meetings and other interactions with the Investment Manager, and the services provided to the Fund by the Investment Manager. The Board consid-

ered these conclusions and determinations in their totality and determined to approve the Fund’s Management Agreement (as proposed to be revised, as applicable) for each Portfolio. In deciding whether to vote to approve the Management Agreement for each Portfolio, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

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NOTES

NOTES

NOTES

NOTES

Lazard Retirement Series, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

https://www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC

30 Rockefeller Plaza

New York, New York 10112-6300

Custodian

State Street Bank and Trust Company

One Iron Street

Boston, Massachusetts 02210

Transfer Agent and Dividend Disbursing Agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Drive

Quincy, Massachusetts 02169

Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, New York 10112-0015

Legal Counsel

Proskauer Rose LLP

Eleven Times Square

New York, New York 10036-8299

http://www.proskauer.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York NY 10112 • www.lazardassetmanagement.com

LZDPS010

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)        The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard Retirement Series, Inc.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Nathan A. Paul
Nathan A. Paul
Chief Executive Officer

Date	September 4, 2018

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 4, 2018